SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

BRIDGE CAPITAL HOLDINGS

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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55 Almaden Boulevard

San Jose, California 95113

April 3, 2009

Dear Shareholder:

We are pleased to enclose our 2008 Annual Report, along with a Notice of our 2009 Annual Meeting and a Proxy Statement and Form of Proxy.

You are cordially invited to attend the 2009 Annual Meeting of Shareholders, which will be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California on May 21, 2009 at 3:00 p.m.

The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the meeting.  This year, the shareholders are being asked to elect our Board of Directors, approve the conversion and voting rights of our recently issued Series B and B-1 preferred stock, approve a bylaw amendment to increase the minimum and maximum number of directors on our board, ratify our executive compensation, and ratify the Audit Committee’s selection of independent public accountants.

Your continuing support of Bridge Capital Holdings and Bridge Bank is appreciated, and we hope you will attend the Annual Meeting.  Whether or not you are personally present, it is very important that your shares be represented at the meeting.  Accordingly, please sign, date, and mail the enclosed proxy promptly.  If you wish to vote in accordance with the Board of Directors’ recommendations, it is not necessary to specify your choices.  You may simply sign, date and return the enclosed proxy.  You may also vote your shares electronically through the internet at www.proxyvote.com.

Sincerely,

Daniel P. Myers

President and Chief Executive Officer

55 Almaden Boulevard

San Jose, California 95113

Notice of Annual Meeting of Shareholders

Thursday May 21, 2009

3:00 P.M.

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Bridge Capital Holdings (the “Company”), a California corporation, will be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California 95113 at 3:00 p.m., on Thursday, May 21, 2009 for the following purposes:

1.

To elect directors;

2.

To approve the conversion and voting features of the Series B and B-1 preferred stock issued to Carpenter Community BancFund, L.P., Carpenter Community BancFund-A, L.P. and Carpenter Community BancFund-CA, L.P., pursuant to our recent private sale described in the attached proxy statement;

3.

To approve an amendment of our By-laws to increase the minimum number of directors from six to seven and increase the maximum number of directors from 11 to 13;

4.

To approve an advisory proposal on the Company’s compensation of executives;

5.

To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for the Company's 2009 fiscal year; and

6.

To transact such other business, including but not limited to motions for adjournment, as may properly come before the meeting and at any and all adjournments thereof.

The names of the Board of Directors’ nominees to be directors of the Company are set forth in the accompanying Proxy Statement and are incorporated by reference herein.

Section 2.7 of the By-Laws of Bridge Capital Holdings provides for the nomination of directors in the following manner:

Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting to stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders.

Such notification must contain the following information to the extent known to the notifying stockholder:

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the name and address of each proposed nominee;

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the principal occupation of each proposed nominee;

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the number of shares of capital stock of the corporation owned by each proposed nominee;

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the name and residence address of the notifying stockholder;

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the number of shares of capital stock of the corporation owned by the notifying stockholder;

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the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions;

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whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and

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a statement regarding the nominee's compliance with Section 2.3 of the By-Laws.

A complete copy of Sections 2.3 and 2.7 of the By-Laws, relating to director nominations and qualifications of director nominees, will be made available, without charge, to any holder of common stock of the Company, by writing to Daniel P. Myers, President and Chief Executive Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California  95113.

Nominations not made in accordance with the By-Laws will be disregarded by the chairperson of the meeting, and upon his/her instructions, the inspector of election may disregard all votes cast for each such nominee.

Only shareholders of record at the close of business on March 25, 2009 are entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors,

Kenneth B. Silveira, Secretary

San Jose, California

April 3, 2009

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

Mailed or made available to

shareholders on or about April 3, 2009

PROXY STATEMENT

OF

BRIDGE CAPITAL HOLDINGS

55 Almaden Boulevard

San Jose, California 95113

(408) 423-8500

This Proxy Statement is furnished to our shareholders in connection with the solicitation of proxies by the Board of Directors of Bridge Capital Holdings (the “Company”), a California corporation, for use at the Annual Meeting of Shareholders to be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California 95113 at 3:00 p.m., on Thursday, May 21, 2009 (the “meeting”).  Only shareholders of record on March 25, 2009 (the “Record Date”) will be entitled to vote at the meeting.  At the close of business on the Record Date, the Company had outstanding 6,888,424 shares of common stock (the “common stock”).  This Proxy Statement is first being mailed or made available to shareholders on or about April 3, 2009.

Your vote is important. Because many shareholders cannot attend the shareholder meeting in person, it is necessary that a large number be represented by proxy. Shareholders may vote by completing a proxy card and mailing it in the postage-paid envelope provided. We will mail proxy cards to shareholders on or about April 3, 2009.  Check your proxy card or the information forwarded by your broker or other holder of record to see which options are available to you.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE ANNUAL MEETING

Questions About these Proxy Materials and the meeting

Why am I receiving these materials?

Our Board of Directors is providing these proxy materials to you in connection with the Annual Meeting of Shareholders of Bridge Capital Holdings, to be held on May 21, 2009.  As a shareholder of record of our common stock, you are invited to attend the meeting and are entitled to and requested to vote on the proposal described in this proxy statement.

Who is soliciting my vote pursuant to this proxy statement?

Our Board of Directors is soliciting your vote at the meeting. In addition, certain of our officers and employees may solicit, or be deemed to be soliciting, your vote.

Who is entitled to vote?

Only shareholders of record of our common stock at the close of business on March 25, 2009 are entitled to vote at the meeting.

How many shares are eligible to be voted?

As of the record date of March 25, 2009 we had 6,888,424 shares of common stock outstanding.  No other shares are entitled to vote at the meeting.

How many votes do I have?

Holders of common stock are entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Company as of the Record Date for the meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively.

What is cumulative voting?

Cumulative voting entitles a shareholder to give one nominee as many votes as are equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The ten (10) candidates receiving the highest number of votes will be elected.

Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder’s intention to cumulate.  If any shareholder gives notice, all shareholders may cumulate their votes.

What am I voting on?

You are being asked (1) to elect the 10 nominees listed in this proxy statement as directors of Bridge Capital Holdings, (2) to approve the voting and conversion features of the Series B and B-1 preferred stock, in accordance with the terms of the Series B and B-1 preferred stock, as issued to Carpenter Fund Manager GP, LLC on behalf of Carpenter Community BancFund, L.P., Carpenter Community BancFund-A, L.P. and Carpenter Community BancFund-CA, L.P. (collectively “Carpenter”), pursuant to our recent private sale, (3) to approve an amendment of our By-laws to increase the minimum number of directors from six to seven and increase the maximum number of directors from 11 to 13, (4) to approve an advisory proposal on the Company’s compensation of executives as disclosed in the proxy statement, and (5) to ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for our 2009 fiscal year.

How many votes are required to hold the meeting and what are the voting procedures?

Quorum Requirement:   California law provides that any shareholder action at a meeting requires a quorum. A quorum for the actions to be taken at the meeting will consist of a majority of our outstanding shares of common stock that are entitled to vote at the meeting. Therefore, at the meeting, the presence, in person or by proxy, of the holders of at least 3,444,213 shares of common stock will be required to establish a quorum. Shareholders of record who are present at the meeting in person or by proxy and who abstain are considered shareholders who are present and entitled to vote and will count towards the establishment of a quorum. This will include brokers holding customers’ shares of record who cause abstentions or non-votes to be recorded at the meeting.

The ten (10) director candidates receiving the most votes will be elected.  Approval of Proposals 2, 3, 4 and 5 each require the affirmative vote of a majority of the shares of common stock present at the meeting and voting (which shares voting affirmatively also constitute a majority of the required quorum). Accordingly, failure to vote and broker non-votes will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against such proposal.

How may I cast my vote?

If you are a shareholder of record:   You may vote by one of the following methods (as instructed on the enclosed proxy card):

1.

In person at the meeting,

2.

On the Internet at www.proxyvote.com, or

3.

By mail.

Whichever method you use, the proxies identified on the proxy card will vote the shares of which you are a shareholder of record in accordance with your instructions. If you submit a proxy card without giving specific voting instructions, the proxies will vote the shares as recommended by our Board of Directors.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form:

You must provide instructions to the broker or nominee as to how your shares should be voted. Brokers do not have the discretion to vote on Proposals 2, 3 or 4 (conversion and voting rights of the Series B and B-1 preferred stock, amendment of the By-laws and the advisory proposal on executive compensation) and will only vote on those proposals at the direction of the underlying beneficial owners of the shares of common stock. Accordingly, if you do not instruct your broker to vote your shares, your broker will not have the discretion to vote your shares on those proposals.

Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive your proxy card. If you own your shares in this manner, you cannot vote in person at the meeting unless you receive a proxy allowing you to vote at the meeting from the broker or the nominee, and you bring the proxy to the meeting.

If you hold your shares in “street name” through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

How may I revoke or change my vote?

If you are the record owner of your shares, you may revoke your proxy at any time before it is voted at the meeting by: submitting a new proxy card; delivering written notice to our Secretary prior to May 21, 2009, stating that you are revoking your proxy; or attending the meeting and voting your shares in person. Please note that attendance at the meeting will not, in itself, constitute revocation of your proxy.

Who may attend the meeting?

All shareholders who owned shares of our common stock on March 25, 2009, may attend the meeting.  You may indicate on the enclosed proxy card if you plan to attend the meeting.

How will voting on any other business be conducted?

We do not know of any business to be considered at the meeting other than the five proposals described above and in this proxy statement.  If any other matters should arise at the meeting, your proxy gives the proxy holders authority to vote on these matters in their discretion.  For example, if we decide to adjourn the meeting one or more times for the purpose of soliciting additional proxies on one or more of the proposals, the proxy holders will have authority to vote your shares in favor of such an adjournment.

Where and when will I be able to find the results of the voting?

The results of the voting will be announced at the meeting.  We will also publish the final results in our quarterly report on Form 10-Q for the second quarter of 2009 to be filed with the Securities and Exchange Commission.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties except:

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as necessary to meet applicable legal requirements,

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to allow for the counting and certification of votes, or

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to help our Board solicit proxies.

Who is paying for the costs of this proxy solicitation?

We will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and regular employees of Bridge Capital Holdings may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. We will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation.

Who will count the votes?

American Stock Transfer & Trust Company, our transfer agent, will receive and tabulate the ballots and voting instruction forms.

What happens if the meeting is postponed or adjourned?

Your proxy will still be effective and may be voted at the rescheduled meeting. You will still be able to change or revoke your proxy until it is voted.

Who should I call if I have questions or need assistance voting my shares?

Please call Kenneth B. Silveira, our Corporate Secretary, at (408) 423-8500.

Questions About Proposal No. 2. - Approval of the voting and conversion features of the Series B and B-1 Preferred Shares.

What securities did the Company issue in the sale to Carpenter?

On December 4, 2008, the Company entered into a Stock Purchase Agreement with Carpenter, which was subsequently amended on December 17, 2008 (as amended, the “Stock Purchase Agreement”).  In the Stock Purchase Agreement, the Company agreed to sell 131,901 shares of its Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock and 168,099 shares of its Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock to Carpenter for aggregate consideration of $30.0 million, which is $100 per share.  On December 17, 2008, the Company completed the sale of its Series B and B-1 preferred stock in accordance with the Stock Purchase Agreement.  The sale was made as a private placement that was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to an exemption under Section 4(2) thereof.

Why did the Company sell the Series B and B-1 preferred stock?

We sold the preferred stock to Carpenter to raise capital that we will use to increase our regulatory capital ratios and for general corporate purposes.  In addition, our sale of $23.9 million of our Series C preferred stock to the U.S. Treasury under the TARP Capital Purchase Program was conditioned upon our completing the sale of $30.0 million in other securities.  Our sale of the Series B and B-1 preferred stock satisfied this condition.

Why is the Company seeking shareholder approval for the voting rights and conversion of the Series B and B-1 preferred stock?

Because our common stock is listed on the Nasdaq Global Market, we are subject to Nasdaq rules.  Rule 4350(i) of the Nasdaq Marketplace Rules requires shareholder approval prior to any issuance of common stock, or securities convertible into common stock, in any transaction or series of transactions not involving a public offering if (i) the issuance would result in a change of control of the Company, (ii) the common stock (or securities convertible to common stock) to be issued has, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance or (iii)  the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance, unless in the case (ii) and (iii) the sale or conversion price is greater than the pre-transaction trading price as reported on Nasdaq or book value, whichever is greater.

The conversion of the Series B and B-1 preferred stock to common stock would grant Carpenter, assuming conversion to common stock as of the date that the preferred stock was issued, approximately 31.3% of the outstanding common stock of the Company.  This percentage is deemed to grant control under federal banking regulations and the rules of Nasdaq.  Therefore the conversion rights require shareholder approval under this Nasdaq rule because they would result in an acquisition of control by Carpenter.  Similarly, the aggregate voting rights of the Series B and B-1 preferred stock, which would permit the holders to vote with the common stock at the rate of 10 votes per share in advance of actual conversion, constitute a change of control by Carpenter requiring shareholder approval because Carpenter would have approximately 31.3% of the total vote.  Although the initial conversion price of $10.00 is above both the pre-transaction trading price as reported on Nasdaq and the book value of the common stock at the time the preferred stock was issued, the conversion price will adjust if the Company issues common stock or securities convertible into common stock at a price less than the then-current conversion price. The conversion price is also subject to customary adjustments for stock splits, stock dividends, recapitalizations and similar transactions. These provisions create a possibility that the conversion rate per share could fall below the pre-transaction trading price and/or book value, and therefore require shareholder approval for conversion under the Nasdaq rules.

How will the conversion of the preferred stock occur?

Each share of the Series B and B-1 preferred stock automatically converts into shares of the Company’s common stock after the later of (i) 18 months from issuance or (ii) such time that shareholder and regulatory approvals, to the extent required for conversion, are received, provided however, that if the average closing price of the Company’s common stock on Nasdaq does not equal or exceed $10.00 per share over the 20 consecutive trading days immediately prior to this date, the automatic conversion date will be deferred for successive six-month periods until the $10.00 per share market price condition is met.  As of the date of this proxy statement, Carpenter has received all required regulatory approvals.

If shareholders approve the proposal, the Company can cause the Series B and B-1 preferred stock to convert into common stock on or after January 15, 2010 if (i) the Company fully pays dividends accrued on the Series B and B-1 preferred stock through the date of conversion, (ii) the Company prepays dividends that would have accrued through June 30, 2010 if the conversion date is earlier and (iii) the $10.00 market price condition is satisfied as of the conversion date.

Holders of preferred stock may elect to convert their shares to common stock prior to the automatic conversion, assuming receipt of shareholder and regulatory approvals.

If shareholders do not approval the proposal at the meeting, (1) the Series B preferred stock would become convertible at the option of the holder, but only into up to 19.9% of the common stock outstanding on the December 17, 2008 and (2) the Series B-1 preferred stock would not become convertible.

Why is our Board of Directors recommending approval of Proposal No. 2?

The Series B and B-1 preferred stock provides for a 10% cumulative dividend and a substantial liquidation preference.  After conversion to common stock, the dividends will no longer accrue and the liquidation preference would be eliminated.  Although the number of shares of common stock that would be issued upon conversion is substantial, we were successful in negotiating an initial conversion of $10.00 per share, which was higher than our book value per share and substantially higher than our market price at the time of issuance of the preferred stock.  Our Board of Directors believes it is in the Company’s best interests that these dividends and the liquidation preference be eliminated and that conversion to common stock is a favorable means, as well as the only practical means, of eliminating the dividends and liquidation preference.

Accordingly, our Board of Directors recommends that shareholders vote “FOR” the Proposal No. 2, making all of the Series B and B-1 preferred stock convertible.

What happens if shareholders approve Proposal No. 2?

If holders of common stock approve the conversion and voting rights of the Series B and B-1 preferred stock at the meeting, (1) the Series B and B-1 preferred stock will have the right to vote with the Company’s common stock on all matters at the rate of 10 votes per share prior to conversion and (2) the Series B and B-1 preferred stock will become convertible into the Company’s common stock at the initial conversion price of $10.00, subject to adjustment.

What happens if shareholders do not approve Proposal No. 2?

If holders of common stock do not approve the conversion and voting rights of the Series B and B-1 preferred stock at the meeting, the Series B preferred stock will nevertheless have the right to vote with the Company’s common stock on all matters at the rate of 10 votes per share, the Series B-1 preferred stock will not have the right to vote with the Company’s common stock and would not be convertible.  In such a case, the Series B preferred stock would represent 19.9% of the total voting shares when voted with the Company’s common stock outstanding as of

December 17, 2008.  Also, cumulative 10% dividends would continue to accrue on the Series B Preferred until conversion and on the Series B-1 Preferred as long as they remain outstanding.  In addition, the holders of Series B preferred stock would nevertheless have the right to convert their shares into common stock, up to the amount not requiring shareholder approval (generally, 19.9% of the outstanding shares as of December 17, 2008).

Questions About Proposal No. 3. - Amendment of the By-laws.

How many directors do our By-laws currently provide for?

Section 2.2 of the By-laws currently provides in part that the number of directors shall be not less than six nor more than eleven, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of a majority of the shareholders at any meeting thereof.

How would the amendment change the By-laws?

Proposal 3, if approved, would change the minimum number from six to seven and the maximum number from 11 to 13.

Why are we proposing this change?

In December 2008, we raised $23.9 million by issuing Series C preferred stock to the U.S. Department of the Treasury under its Capital Purchase Program.  The Series C preferred stock accrues cumulative dividends at 5% annually for five years and at 9% annually thereafter, payable quarterly.  If at any time we fail to declare and pay quarterly dividends for an aggregate of six quarters, whether or not consecutive, Treasury has the right to appoint two persons to our Board of Directors, and we are obligated to have two director seats available for those appointments. We currently have 10 directors and therefore would not be able to fulfill our obligations to Treasury unless one of our existing directors were to step down or not be nominated for reelection.  We prefer to make additional director positions available rather than eliminate one of our existing directors.

Questions About Proposal No. 4. - Approval of the Company’s compensation of executives as disclosed in this proxy statement.

Why are shareholders being asked to approve this proposal?

The American Recovery and Reinvestment Act of 2009, enacted on February 17 of this year, requires that companies receiving TARP funds provide their shareholders with an opportunity to endorse or not endorse the Company’s executive compensation practices.

What happens if shareholders approve or do not approve Proposal No. 4?

Under the new law, this shareholder vote is not binding on the Company.  The Board of Director and Compensation Committee may take the results of the vote into consideration when reviewing compensation practices and decisions but are not required to so.

Questions About Proposal No. 5. - Ratification of the selection of independent auditors.

What happens if shareholders do not approve Proposal No. 5?

The shareholder vote is not binding on the audit committee’s selection of the independent auditors. If Proposal No. 5 is not approved, the audit committee would consider the vote of the shareholders under the circumstances and make its own determination whether its selection is appropriate or whether to seek a different independent auditing firm.

All proposals: How does our Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote FOR each of the eleven director nominees named in this proxy statement, FOR the approval of the conversion and voting features of the Series B and B-1 preferred stock, FOR amendment of the By-laws, FOR approval of the Company’s compensation of executives as disclosed in this proxy statement, and FOR ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for our 2009 fiscal year.

CORPORATE GOVERNANCE AND BOARD MATTERS

Attendance at Meetings

The total number of meetings of the Board of Directors (including regularly scheduled and special meetings) held during 2008 was one hundred six (106).  Each incumbent director attended at least 75% of the aggregate of:  (i) the total number of meetings of the Board of Directors held during the period that he or she served, and (ii) the total number of meetings held by all committees of the Board of Directors on which he served, during the period that he served.

The Company’s policy is that all directors are expected to attend each annual meeting of shareholders, unless attendance is prevented by an emergency. All of the Company’s directors who were in office at that time attended the Company’s 2008 annual meeting of shareholders.

Committees of the Board of Directors

The Company has standing Audit, Finance, Loan, Compensation and Corporate Governance and Nominating Committees

Audit Committee

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) which consists of Directors Richard M. Brenner as Chair, Lawrence Owen Brown, David V. Campbell, Allan C. Kramer, M.D., Robert P. Latta, Thomas M. Quigg and Barry A. Turkus, held four (4) meetings in 2008.  The functions of the Audit Committee are to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, to appoint and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company’s accountants.  The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

Independence

Each member of the Audit Committee is independent under the rules of Nasdaq governing the independence of directors and the independence of audit committee members, including the “audit committee financial expert” discussed below.

Audit Committee Financial Expert

The Board has determined that Mr. Richard M. Brenner has:

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an understanding of generally accepted accounting principles and financial statements;

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the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

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experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

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an understanding of internal control over financial reporting; and

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an understanding of audit committee functions.

Therefore, the Board has determined that Mr. Brenner meets the definition of “audit committee financial expert” under the rules of the SEC and is “financially sophisticated” under Nasdaq rules.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other Audit Committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Pre-Approval Policies

The Audit Committee has not approved a policy of pre-approving non-audit services.  All non-audit services must be brought before the Audit Committee for approval.

Report of Audit Committee

The Audit Committee of the Bridge Capital Holdings Board of Directors (the “Audit Committee”) is composed of five (5) independent directors and operates under a written charter adopted by the Board of Directors.  The members of the Audit Committee are Richard M. Brenner as Chair, Lawrence Owen Brown, David V. Campbell, Allan C. Kramer, M.D., Robert P. Latta, Thomas M. Quigg and Barry A. Turkus.  The Audit Committee selects the Company’s independent accountants.

Management is responsible for the Company’s internal controls and the financial reporting process.  The independent accountants, Vavrinek, Trine, Day & Co. LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control in accordance with the standards of the Public Company Accounting Oversight Board and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Vavrinek, Trine, Day & Co. LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these consolidated financial statements with management and Vavrinek, Trine, Day & Co. LLP. The Audit Committee discussed with Vavrinek, Trine, Day & Co. LLP matters required to be discussed by Statement on Auditing Standards No. 114 (Communication with Audit Committees).

Vavrinek, Trine, Day & Co. LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Vavrinek, Trine, Day & Co. LLP that firm’s independence. We have considered whether the provision of services by Vavrinek, Trine, Day & Co. LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company’s 10-Q for the quarters ended March 31, June 30 and September 30, 2008, is compatible with maintaining Vavrinek, Trine, Day & Co. LLP’s independence.

Based on the Audit Committee’s discussion with management and Vavrinek, Trine, Day & Co. LLP and the Audit Committee’s review of the representation of management and the report of Vavrinek, Trine, Day & Co. LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities Exchange Commission.

Respectfully submitted by the Audit Committee,

Richard M. Brenner (Chairman), Lawrence Owen Brown, David V. Campbell, Allan C. Kramer, M.D., Robert P. Latta,  Thomas M. Quigg and Barry A. Turkus.

Finance Committee

The Finance Committee is composed of Barry A. Turkus as Chair, Lawrence Owen Brown, David V. Campbell, Robert P. Gionfriddo, Allan C. Kramer, M.D., Daniel P. Myers, and Thomas M. Quigg.  The Finance Committee monitors the Company’s financial reports and statements, and oversees the Company’s financial policies and strategy.  The Finance Committee met thirteen (13) times in 2008.

Loan Committee

The Loan Committee is composed of David C. Campbell as Chair, Robert P. Gionfriddo, Allan C. Kramer, M.D., Daniel P. Myers, Thomas M. Quigg, and Barry A. Turkus.  The functions of the Committee are to oversee credit policies, management and internal review and to approve the Company’s allowance for loan losses.  The Loan Committee met fifty-two (52) times in 2008.

Compensation Committee

The Compensation Committee is composed of Thomas M. Quigg as Chair, Richard M. Brenner, Allan C. Kramer, M.D., and Robert P. Latta.  The functions of this Committee are to oversee and monitor the Company’s human resources policies and practices, to review and evaluate the salary and benefits structure of the Company and to evaluate executive management performance and fix bonus compensation for the Company’s executive officers and senior management as the Committee deems appropriate.  During 2008, the Compensation Committee met five (5) times.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During 2008, there were no interlocking relationships where (a) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (c) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

Nomination of Directors; Corporate Governance and Nominating Committee

The Company has a Corporate Governance and Nominating Committee comprised (the “Governance Committee”) of the members of the Board who are independent under the listing standards of Nasdaq.  The members of the Governance Committee are Thomas M. Quigg as Chair, Allan C. Kramer, M.D., and Robert P. Latta. The Governance Committee has a charter that is posted on the Company’s website at www.bridgebank.com.  In addition, the board has adopted resolutions establishing the requirements and qualifications (in addition to the requirement in Section 2.3 of the By-laws that a director be free of certain conflicting interests) for members of the board as follows:

Nominees for director must be recommended to the Board by a majority of the directors of the Company who are independent as defined in the rules of Nasdaq.

The Company seeks directors who are of high ethical character and have reputations, both personal and professional, which are consistent with the image and values of the Company.  The independent directors of the Company review from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board.

The Company will consider director nominees recommended by shareholders who adhere to the procedure set forth in the By-Laws, which is described in the Notice of Meeting attached to this Proxy Statement.

The Company historically has selected its directors from prominent business persons and professionals in the communities it serves.  The Company has benefited from the broad contacts that our directors have in their communities, which enable them to recommend candidates for nomination as directors.  The Company considers nominees of shareholders in the same manner as all other nominees.

Board Independence

Each of the following members of the Company’s Board of Directors has been determined by the Board to be independent under the rules of Nasdaq governing the independence of directors, as follows:

Richard M. Brenner

Lawrence Owen Brown

David V. Campbell

Howard N. Gould

Allan C. Kramer, M.D.

Robert P. Latta

Thomas M. Quigg

Barry A. Turkus

Therefore, a majority of the directors are independent, as required by the rules of Nasdaq.

Code of Ethics

The Company adopted a code of ethics governing the conduct of its directors, Chief Executive Officer, Chief Financial Officer and Controller.  The code of ethics is available without charge upon request by contacting Kenneth B. Silveira, our Corporate Secretary, at (408)423-8500.

Contacting the Board

Shareholders may address inquiries to any of the Company’s directors or the full board by writing to Thomas A. Sa, Executive Vice President, Chief Administrative Officer and Chief Financial Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California 95113.  All such communications are sent directly to the intended recipient.

INFORMATION REGARDING DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to director nominees and for each executive officer of the Company, including their principal occupation for the past five years.  There is no family relationship between any director, nominee or executive officer.  Except as described below, no director of the Company holds a directorship in any other company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended or subject to Section 15(d) of the Act.  No director or executive officer has been during the past five years, or is, involved in any legal proceedings material to an evaluation of the ability or integrity of such director. No significant business or personal relationships exist between any director and the Company or its management, except for the business relationships noted under “COMPENSATION DISCUSSION AND ANALYSIS” and “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”.  Management is not aware of any arrangement or understanding between the nominees and any other person pursuant to which the nominee was or is to be selected as a director or nominee.

Timothy W. Boothe, age 43, has been the Executive Vice President and Chief Operating Officer of the Bank since 2006 and was the Executive Vice President and Chief Lending Officer of the Company’s subsidiary, Bridge Bank, N.S. since inception in 2001.

Richard M. Brenner, age 60, has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001.  Mr. Brenner is President, Chief Executive Officer and majority owner of The Brenner Group, Inc., an interim management and financial advisory services consulting firm headquartered in Cupertino, California.

Lawrence Owen Brown, age 67, retired, has been a director of the Company and the Bank since 2004.  From 1995 to 2002, Mr. Brown was a Managing Partner of the venture capital firm Technology, Strategy and Alliances of Menlo Park.

David V. Campbell, age 65, has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001.  Mr. Campbell is a principal of Costella Kirsch, Inc., a venture capital and leasing company headquartered in Menlo Park, California. Costella Kirsch, Inc. provides equipment and software financing to early-stage technology or medical-related companies primarily in the Silicon Valley.

Robert P. Gionfriddo, age 63, has been a director of the Company and the Bank since 2004.  In addition, Mr. Gionfriddo has been Executive Vice President and President of the Specialty Markets division of the Bank since 2001.

Howard N. Gould, age 59, has been a director of the Company since 2008.  Mr. Gould is Vice Chairman of Carpenter and Company, a firm that advises banks on financial matters and is a Managing Member of the Carpenter Fund Manager, GP, LLC, the General Partner of the Carpenter Community BancFunds.  From 2004 to 2005, Mr. Gould was California Commissioner of Financial Institutions under Governor Arnold Schwarzenegger. From 2002 to 2003, he was Vice Chairman of The Bank of the West which had acquired United California Bank. From 1992 to 2002, he was Vice Chairman and Chief Operating Officer of United California Bank. He was State Superintendent of Banks for the State of California under Governor George Deukmejian. Mr. Gould also served as an officer at Bank of America and Wells Fargo Bank.  The Board of Directors appointed Mr. Gould as a director of the Company following the sale of our Series B and B-1 preferred stock to the Carpenter Community BancFunds in accordance with a Stock Purchase Agreement.  In the Stock Purchase Agreement, we agreed to appoint an individual named by the funds’ general partner and reasonably acceptable to the Board of Directors of the Company and, for so long as the funds hold at least 10% of our common stock (or other securities convertible into our common stock) to recommend such an individual for election to our Board of Directors.  The funds’ general partner recommended Mr. Gould, and the Corporate Governance and Nominating Committee approved his appointment and nomination.

Allan C. Kramer, M.D., age 72, serves as Chairman of the Boards of the Company and the Bank.  Dr. Kramer has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001.  Dr. Kramer is currently an investment adviser for a partnership dealing with public, private and angel investments.  In addition, Dr. Kramer is President and Chief Executive Officer of KAM, Inc., a Los Altos-based asset management company.  Dr. Kramer practiced medicine in the Bay Area from 1968 through 2000.

Robert P. Latta, age 55, has been a director of the Company and the Bank since 2004.  Mr. Latta is a partner at Wilson Sonsini Goodrich & Rosati, one of the nation’s leading technology and growth business law firms.

Daniel P. Myers, age 48, has been a director, President, and Chief Executive Officer of the Company since its inception in 2004 and has held the same positions with the Bank since its inception in 2001.

Thomas M. Quigg, age 65, has been a director of the Company since its inception in 2004 and a director of the Bank since 2001.  Mr. Quigg most recently was Chairman, President, and CEO of Federal Savings Bank, a subsidiary of Bank of America. There, he was responsible for and managed all day-to-day operations. Under his leadership from 1993 - 1999, the bank grew to over $26.9 billion in size through rapid acquisitions of a savings & loan company, a national manufactured housing business, and three regional mortgage banking companies.

Thomas A. Sa, age 47, has been the Executive Vice President and Chief Administrative Officer of the Company and the Bank since 2006 as well as Chief Financial Officer of the Company since its inception in 2004.  Mr. Sa has been the Executive Vice President and Chief Financial Officer of the Bank since its inception in 2001.

Kenneth B. Silveira, age 64, has been the Executive Vice President and Secretary of the Company since its inception in 2004.  In addition, he has served as Executive Vice President and Chief Technology Officer of the Bank since its inception in 2001.

Barry A. Turkus, age 62, has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001.  Mr. Turkus is a principal of the commercial real estate firm of BT Commercial.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The By-Laws of the Company provide the procedure for nominating candidates for election to the Board of Directors, which is summarized in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.  Nominations not made in accordance with the By-Laws will be disregarded by the Chairman of the meeting and, upon his or her instructions, the inspectors of election shall disregard all votes cast for such nominee(s).

Nominees

The By-Laws of the Company authorize not less than six (6) or more than eleven (11) directors with the exact number within that range to be fixed by resolution of the Board of Directors or the shareholders.  The number of directors of the Company has been fixed by the Board at ten (10).

All proxies will be voted for the election of the following ten nominees recommended by the Board of Directors, each of whom is a current director, unless the proxy withholds authority to vote:

Richard M. Brenner

Lawrence Owen Brown

David V. Campbell

Robert P. Gionfriddo

Howard N. Gould

Allan C. Kramer, M.D.

Robert P. Latta

Daniel P. Myers

Thomas M. Quigg

Barry A. Turkus

If a proxy withholds approval to vote for a nominee, the shares represented by that proxy will not be voted for election of that nominee.  If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

For additional information that may be material to the election of directors, see the sections below entitled “SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINICPAL SHAREHOLDERS,” “REPORT OF THE COMPENSATION COMMITTEE,” and “COMPENSATION DISCUSSION AND ANALYSIS.”

Board of Directors’ Recommendation and Required Vote

The ten (10) nominees receiving the highest number of votes will be elected at the meeting, assuming a quorum representing a majority of all outstanding voting stock of the Company is present, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE VOTING AND CONVERSION FEATURES OF THE SERIES B AND B-1 PREFERRED STOCK

On December 4, 2008, we entered in to a Stock Purchase Agreement with Carpenter.  The Company subsequently amended the Stock Purchase Agreement and completed the sale of its Series B and B-1 preferred stock in accordance with the Stock Purchase Agreement on December 17, 2008.  The sale was made as a private placement that was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to an exemption under Section 4(2) thereof.  In the Stock Purchase Agreement, the Company agreed to sell 131,901 shares of its Series B Mandatorily Convertible Cumulative Perpetual preferred stock and 168,099 shares of its Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock to Carpenter for aggregate consideration of $30.0 million, which is $100 per share of Series B and B-1 Preferred Stock. Originally, the Company had agreed to sell 300,000 shares of Series B preferred stock (and no Series B-1 preferred stock) to Carpenter for the same price.  The Stock Purchase Agreement requires that the proposed conversion and voting rights of the Series B and B-1 preferred stock be submitted for approval by the Company’s shareholders.

Approval Required Under Nasdaq Rules

Because our common stock is listed on the Nasdaq Global Market, we are subject to Nasdaq rules and regulations.  Rule 4350(i) of the Nasdaq Marketplace Rules requires shareholder approval prior to any issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions not involving a public offering if (i) the issuance would result in the a change of control of the Company, (ii) the common stock (or securities convertible to common stock) to be issued has, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance or (iii)  the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance, unless in the case (ii) and (iii) the sale or conversion price is greater than the pre-transaction trading price as reported on Nasdaq or book value, whichever is greater.

The conversion of the Series B and B-1 preferred stock to common stock would grant Carpenter, as of the date of issuance of the preferred stock, approximately 31.3% of the outstanding common stock of the Company, which requires shareholder approval under Nasdaq Rule 4350(i) because it results in a change of control by Carpenter.  Similarly, the aggregate voting rights of the Series B and B-1 preferred stock, which would permit the holders to vote with the common stock at the rate of 10 votes per share, constitute a change of control by Carpenter requiring shareholder approval because Carpenter would have approximately 31.3% of the total vote.  Although the initial conversion price of $10.00 is above both the pre-transaction trading price as reported on Nasdaq and the book value of the common stock at the time that the preferred stock was issued, the conversion price will adjust if the Company issues common stock or securities convertible in common stock at a price less than the then-current conversion price.  The conversion price is also subject to customary adjustments for stock splits, stock dividends, recapitalizations and similar transactions. These provisions create a possibility that the conversion rate per share could be adjusted to a price that is below the pre-transaction trading price and/or book value, and therefore falls under the Nasdaq rules requiring shareholder approval for conversion.

The purpose of the Proposal No. 2 is to satisfy the Company’s obligations under the Stock Purchase Agreement entered into with Carpenter in connection with its sale and issuance of the Series B and B-1 preferred stock, to allow the preferred stock to vote along with the common shares, and to allow conversion and issuance of common stock in accordance with the terms of the Stock Purchase Agreement, in each case, in compliance with the Nasdaq rule described above.

Summary of the Terms of the Series B and B-1 Preferred Stock

The following is summary of the terms of the Series B and B-1 preferred stock.  A detailed description of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B and B-1 preferred stock appears in the section of this proxy statement entitled “Description Of The Series B And B-1 Preferred Stock” and “Interests of Certain Persons on the Approval of Voting and Conversion Features of the Series B and B-1 Preferred and Other Matters.”  In addition, Shareholders are urged to read the Certificate of Determination defining the terms of the Series B and B-1 preferred stock included as Appendix A.

Dividends on the Series B and B-1 preferred stock are cumulative, payable quarterly and accrue at the rate of 10% per year. Each share of Series B and B-1 preferred stock is initially convertible into 10 shares of the Company’s common stock, subject to certain conditions. Because the purchase price for each share of preferred stock was $100, the conversion ratio is equivalent to a conversion price of $10.00 for each share of common stock into which the preferred stock is converted.

Prior to the shareholder meeting, the Series B and B-1 preferred stock have no voting rights, except as required by law or with respect to certain actions that adversely affect the rights of the Series B or B-1 preferred stock.  If our shareholders approve Proposal No. 2, the Series B and B-1 preferred stock will vote with our common stock on all matters at the rate of 10 votes per share until converted into common stock.

If Shareholders approve Proposal No. 2, the Company can cause the Series B and B-1 preferred stock to convert into common stock on or after January 15, 2010 if (i) the Company fully pays dividends accrued on the Series B and B-1 preferred stock through the date of conversion, (ii) the Company prepays dividends that would have accrued through June 30, 2010 if the conversion date is earlier and (iii) if the 20-day average trading price of the common stock is $10.00 or more as of the conversion date.

If our shareholders do not approve Proposal No. 2, (1) the Series B preferred stock will have the right to vote with the Company’s common stock on all matters at the rate of 10 votes per share and the right convert into up to 19.9% of our common stock outstanding as of December 17, 2008 and (2) the Series B-1 preferred stock will not have the right to vote with the Company’s common stock, will not become convertible and will continue to be outstanding and accrue cumulative 10% dividends.  In such a case, the Series B preferred stock would represent 19.9% of the total voting shares when voted with the Company’s common stock outstanding as of December 17, 2008.

Stock Purchase Agreement and Management Rights Letter

In addition to the Stock Purchase Agreement, the Company and Carpenter have entered into a Management Rights Letter Agreement. Both of these agreements give Carpenter certain rights.  These agreements provide that, for so long has Carpenter holds securities representing 10% or more of the Company’s outstanding common stock on an as-converted basis, the Company is required (i) to elect one person designated by Carpenter and reasonably acceptable to the Company to the Board of Directors of the Bank, (ii) to recommend to its shareholders one person designated by Carpenter for election to the Board of Directors of the Company at the Company’s annual meeting; and (iii) to permit Carpenter to participate in certain offerings of common stock or securities convertible into common stock so as to allow Carpenter to prevent dilution of its ownership.  In addition, for so long as Carpenter holds securities representing 5% or more of the Company’s outstanding common stock on an as-converted basis, the Company is required (i) to provide access to the Company’s books, records and management, (ii) to permit Carpenter to consult with and advise management of the Company on significant business issues and (iii) if Carpenter is not represented on the Company’s Board of Directors, to provide copies of materials provided to the Board.

In accordance with the terms of amended Stock Purchase Agreement, the Company’s Board of Directors appointed Howard Gould as a director in December 2008. He also joined the Board of Directors of the Company’s subsidiary, Bridge Bank, N.A. following the required regulatory approvals. Mr. Gould is Vice Chairman of Carpenter & Company and a Managing Member of the Carpenter Fund Manager GP, LLC, the general partner of the Carpenter Community BancFunds.

Registration Rights Agreement

In connection with the execution of the Stock Purchase Agreement, we entered into a Registration Rights Agreement with the parties identified as shareholders on the signature pages thereto, namely those Carpenter funds that purchased shares of our Series B and B-1 preferred stock.

The Registration Rights Agreement provides, among other things, that:

o

We must prepare and file, no later than 45 days after Carpenter’s written request, a “shelf” registration statement registering the resale of “registrable securities.” The registration rights agreement defines “registrable securities” as shares of Series B and B-1 preferred stock issued pursuant to the Stock Purchase Agreement and shares of our common stock acquired on

conversion of the preferred stock.   The “shelf” registration statement, when declared effective by the SEC, will register such shares for resale or distribution from time to time, on a continuous basis, at the discretion of the holders of the shares.

o

We must use commercially reasonable efforts to keep the resale shelf registration statement continuously effective (subject to specified limitations) until such shares of Series B and B-1 preferred stock or common stock cease to be “registrable securities.”

o

If holders representing at least 25% of the “registrable securities” representing at least $7.5 million based on the expected public offering price of the securities so demand, we must prepare and file with the SEC a registration statement registering the shares held by such holders for resale. We are only obligated to register shares upon such a demand twice.

o

If we file with the SEC a registration statement registering any shares of our common stock, the holders of “registrable securities” then outstanding may seek to “piggyback” their shares of Series B and B-1 preferred stock and common stock onto our registration statement (subject to customary cutbacks due to market conditions).

The registration rights are subject to customary blackout and suspension upon the occurrence of certain events.

Directors’ Voting Agreements

In accordance with the terms of the Stock Purchase Agreement, each of the Company’s directors has signed a Voting Agreement in which he agrees to vote his common stock in favor of the conversion and voting rights of the Series B and B-1 preferred stock at the shareholder meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE VOTING RIGHTS AND PROPOSED CONVERSION OF THE SERIES B AND B-1 PREFERRED STOCK INTO COMMON STOCK AND THE ISSUANCE OF COMMON STOCK TO CARPENTER IN ACCORDANCE WITH THE TERMS OF THE STOCK PURCHASE AGREEMENT.

DESCRIPTION OF THE SERIES B AND B-1 PREFERRED STOCK

The following is a summary of the key terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B and B-1 preferred stock as contained in the Certificate of Determination relating to the Series B and B-1 preferred stock, which is attached to this Proxy Statement as Appendix A, and which we incorporate by reference into this Proxy Statement. Shareholders are urged to read the Certificate of Determination in its entirety.

Authorized Shares and Liquidation Preference

The number of authorized shares of the Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock is 131,901. The number of authorized shares of the Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock is 168,099.  Shares of the Series B and B-1 preferred stock were sold for $100.00 per share and have a liquidation preference of $300.00 per share and no par value.

Ranking

The Series B and B-1 preferred stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) junior to the Series C Fixed Rate Cumulative Perpetual Preferred Stock (the “Series C preferred stock”) issued to the U.S. Department of the Treasury under the TARP Capital Purchase Program, (ii) on a parity with each other and with each other class or series of preferred stock established after the Series B and B-1 preferred stock, the terms of which expressly provide that such class or series will rank on a parity with the Series B and B-1 preferred stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “parity securities”) and (iii) senior to the common stock, the Series A Junior Preferred Stock (no shares of which are issued or outstanding) and each other class or series of capital stock outstanding or established after the Effective Date by the Company the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B and B-1 preferred stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “junior securities”).

Dividends

Holders of Series B and B-1 preferred stock are entitled to receive quarterly cumulative cash dividends, payable when and as declared by the Board of Directors, but only out of assets legally available, at an annual rate of 10% on the purchase price of $100.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization).

Quarterly dividends on the Series B and B-1 preferred stock are cumulative; in the event and to the extent that the Company fails to pay the quarterly dividends on the Series B and B-1 preferred stock (and regardless whether the Board of Directors shall have declared such dividends), the amount of the unpaid dividends will cumulate in successive periods, until paid in full.

If quarterly dividends on all outstanding shares of the Series B and B-1 preferred stock for all past dividend periods, including the latest completed dividend period have not been authorized, declared, and paid or set aside for payment or, if applicable, pre-paid through June 30, 2010, the Company shall not declare or pay dividends with respect to, or redeem purchase or acquire any parity securities or junior securities during the next succeeding quarterly dividend period, other than (1) any declaration of a dividend in connection with any shareholders’ rights plan, including with respect to the Series A Junior Preferred Stock or any successor shareholders’ rights plan, or the issuance of rights, stock or other property under any shareholders’ rights plan, (2) redemptions, purchases or other acquisitions of parity securities or junior securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or shareholder stock purchase plan, or (3) conversions into or exchanges for other junior securities or parity securities and cash solely in lieu of fractional shares of the parity securities or junior securities.

If accrued quarterly dividends for any dividend payment date are not paid in full on the outstanding shares of the Series B and B-1 preferred stock and there are issued and outstanding shares of parity securities then all dividends declared on shares of the Series B and B-1 preferred stock and such parity securities shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of the Series B and B-1 preferred stock and on all such parity securities otherwise payable (subject to their having been authorized by the Board of Directors out of legally available funds and including, in the case of any such parity securities that bear cumulative dividends, all accrued but unpaid dividends) bear to each other.

If all accrued quarterly dividends on the Series B and B-1 preferred stock are paid in full, then the Board of Directors may declare and pay a cash dividend in respect of any shares of common stock, as long as the Board of Directors shall declare and pay to the Holders of the Series B and B-1 preferred stock a cash dividend in an amount per share of Series B and B-1 preferred stock equal to the product of (i) the per share dividend declared and paid in respect of each share of common stock and (ii) the number of shares of common stock into which a share of Series B and B-1 preferred stock would then be convertible, assuming receipt of all required approvals.

Liquidation

In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, subject to the rights of the Series C preferred stock, holders of the Series B and B-1 preferred stock at the time shall be entitled to receive liquidating distributions in the amount of $300.00 per share, out of assets legally available for distribution to the Company’s shareholders, before any distribution of assets is made to the holders of the common stock or any other junior securities.  Subject to the California General Corporation Law and other applicable law, after payment of the full amount of such liquidating distributions, holders of the Series B and B-1 preferred stock shall be entitled to participate in any further distribution of the remaining assets of the Company as if each share of Series B and B-1 preferred stock had been converted, immediately prior to such liquidating distributions, into the number of shares of common stock equal to $100 divided by the applicable conversion price, which is initially $10.00.

In the event that the assets of the Company, or proceeds thereof, available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, are insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B and B-1 preferred stock and the corresponding amounts payable on any parity securities, holders of Series B and B-1 preferred stock and the holders of such parity securities will share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Maturity

The Series B and B-1 preferred stock has no maturity date and will remain outstanding unless converted in accordance with the Certificate of Determination.

Redemption

The Series B and B-1 preferred stock is not be redeemable either at the Company’s option or at the option of the holders at any time.

Conversion

The Series B and B-1 preferred stock is conditionally convertible into shares of common stock at the initial conversion price of $10.00, which is equal to 10 shares of common stock for each share of preferred stock.

The following table summarizes the conversion features of the Series B and Series B-1 preferred stock prior to the shareholder meeting, if shareholders approve the conversion features at the shareholder meeting and if shareholders do not approve the conversion feature at the shareholder meeting.  The table also indicates the number of shares of common stock into which the all of the Series B and Series B-1 preferred stock could convert in each case, based on the conversion price and common stock outstanding on December 17, 2008.

	Series B Preferred Stock	Series B-1 Preferred Stock	Total Amount of Common Stock into Which Series B and Series B-1 May be Converted
Before the shareholder meeting	• Not convertible		0
After Shareholder Approval of Conversion

•

Convertible at any time at holder’s option.

•

After January 15, 2010, the Company can require conversion by paying all dividends that accrue through conversation date (plus those that would accrue through June 30, 2010, if the conversion date is earlier) but only if the 20-day average trading price of common stock is $10.00 or more on the date of conversion.

•

Automatically converts on June 30, 2010, if the 20-day average trading price of common stock is $10.00 or more.  If not, automatic conversion is deferred for successive six-month periods until the trading price condition is met.

			3,000,000 shares (approximately 31.3% of all common stock)
After Shareholder Disapproval of Conversion	• Convertible at any time at holder’s option, but only up to the aggregate amount permitted by Nasdaq rules.	• Not convertible.	131,901 shares (approximately 19.9% of all common stock)

Reorganization Events

If  the Company enters into a consolidation or merger of the Company or similar transaction, any sale or other transfer of all or substantially all of the assets of the Company, any reclassification of the common stock into securities including securities other than common stock or any statutory exchange of the outstanding shares of common stock for securities of another entity (each, a “reorganization event”), each share of Series B and B-1 preferred stock outstanding immediately prior to such reorganization event shall remain outstanding but shall become convertible, at the option of the holders, into the kind of securities, cash and other property receivable in such reorganization event by a holder (other than a counterparty to the reorganization event or an affiliate of such other party) of the number of shares of common stock into which each share of Series B and B-1 preferred stock would then be convertible (assuming the shareholders approve the conversion).

Voting Rights

Prior to the shareholder meeting, the Series B and B-1 preferred stock will, in general, have no voting rights, including the right to elect any directors.  The Series B and B-1 preferred stock will have voting rights as required by law, or with respect to certain actions that adversely affect the rights of the Series B and B-1 preferred stock.

After the shareholder meeting, if the shareholders approve Proposal No. 2, each holder of Series B and B-1 Preferred Shares will thereafter be entitled to 10 votes for each share of preferred stock held as of the applicable date, on any matter that is submitted to a vote or for the consent of the shareholders of the Company, and, except as otherwise required by law, shall have voting rights and powers equal to the voting rights and powers of the common stock. If shareholders do not approval Proposal No. 2 at the shareholder meeting, each holder of Series B Preferred Shares will nonetheless be entitled to 10 votes for each share of Series B preferred stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the shareholders of the Company, but the holders of  the Series B-1 Preferred Shares shall not be entitled to vote, except as may be required by law, or with respect to certain actions that adversely affect the rights of the Series B-1 preferred stock.

The following table summarizes the voting rights of the Series B and Series B-1 preferred stock prior to the shareholder meeting, if shareholders approve the voting rights at the shareholder meeting and if shareholders do not approve the voting rights at the shareholder meeting.  The table also indicates the aggregate number of votes that Series B and Series B-1 preferred stock would have in each, and the total percent of voting power based on the common stock outstanding on December 17, 2008.

	Series B Preferred Stock	Series B-1 Preferred Stock	Number of Votes and Percentage of all Voting Shares
Before the Shareholder Meeting	• No voting, except on matters adversely affecting the Series B or B-1 preferred stock or as required by law.		0
After Shareholder Approval of Voting Rights	• Votes with the common stock on all matters at the rate of 10 votes per share.		3,000,000 (approximately 31.3% of all voting shares)
After Shareholder Disapproval of Voting Rights	• Votes with the common stock on all matters at the rate of 10 votes per share.	• No voting, except of matters adversely affecting the Series B-1 preferred stock or as required by law.	131,901 (approximately 19.9% of all voting shares)

No Fractional Shares

The Company will not issue fractional shares of common stock as a result of any conversion of shares of the Series B or B-1 preferred stock.  In lieu of any fractional shares, the Company will pay cash based on the closing price of the common stock two days preceding the date of conversion.

Preemptive Rights

The Stock Purchase Agreement grants Carpenter preemptive rights such that if the Company issues common stock, or any security convertible into common stock, Carpenter will have the right to purchase a number of such shares that will allow its to maintain, on a fully converted basis, their respective percentage of the voting power of the Company, for so long as Carpenter holds at least at five percent of the Company’s common stock on an as-converted basis.

INTERESTS OF CERTAIN PERSONS IN THE APPROVAL OF VOTING AND CONVERSION FEATURES OF THE SERIES B AND B-1 PREFERRED AND OTHER MATTERS

Following the conversion of the Series B and B-1 shares in accordance with their terms, Carpenter will hold, assuming full conversion, approximately 31.3% of our outstanding common stock. In addition, for so long as Carpenter holds securities representing 10% or more of the Company’s outstanding common stock on an as-converted basis, the Company is required (i) to elect one person designated by Carpenter and reasonably acceptable to the Company to the Board of Directors of the Bank, (ii) to recommend to its shareholders one person designated by Carpenter for election to the Board of Directors of the Company at the Company’s annual meeting; and (iii) to permit Carpenter to participate in certain offerings of common stock or securities convertible in to common stock so as to allow Carpenter to prevent dilution of its ownership. In addition, for so long has Carpenter holds securities representing 5% or more of the Company’s outstanding common stock on an as-converted basis, the Company is required (i) to provide access to the Company’s books, records and management, (ii) to permit Carpenter to consult with and advise management of the Company on significant business issues and (iii) if Carpenter is not represented on the Company’s Board of Directors, to provide copies of certain materials provided to the Board.

In accordance with the terms of amended Stock Purchase Agreement, the Company’s Board of Directors has appointed Howard Gould as an additional director.  Mr. Gould is Vice Chairman of Carpenter & Company and a Managing Member of the Carpenter Fund Manager GP, LLC, the general partner of the Carpenter Community BancFunds.

PROPOSAL NO. 3

AMENDMENT OF BY-LAWS

The first sentence of Section 2.2 of our By-laws currently reads:

The number of the corporation’s directors shall be not less than six nor more than eleven, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of a majority of the shareholders at any meeting thereof.

As amended, the first sentence of Section 2.2 of our By-laws would read:

The number of the corporation’s directors shall be not less than seven nor more than 13, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of a majority of the shareholders at any meeting thereof.  [emphasis added]

In December 2008, we raised $23.9 million by issuing Series C preferred stock to the U.S. Department of the Treasury under its Capital Purchase Program.  The Series C preferred stock accrues cumulative dividends at 5% annually for five years and at 9% annually thereafter, payable quarterly.  If at any time we fail to declare and pay quarterly dividends for an aggregate of six quarters, whether or not consecutive, Treasury has the right to appoint two persons to our Board of Directors, and we are obligated to have two director seats available for those appointments. We currently have 10 directors and therefore would not be able to fulfill our obligations to Treasury unless one of our existing directors were to step down or not be nominated for reelection.  We prefer to make additional director positions available rather than eliminate one of our existing directors.

Under California law, when the By-laws provide for a range of directors, the maximum number cannot be more than one less than twice the minimum number.  Accordingly, we propose to amend the first sentence of Section 2.2 of our By-laws to change the minimum number from six to seven and the maximum number from 11 to 13.

PROPOSAL NO. 4

THE APPROVAL OF AN ADVISORY PROPOSAL ON THE COMPANY’S COMPENSATION

OF EXECUTIVES

On February 17, 2009, the President signed into law the American Recovery and Reinvestment Act of 2009.  One of its provisions requires that any recipient of funds from the U.S. Treasury under the TARP Capital Purchase Program permit shareholders to vote to approve, on a non-binding basis, the compensation of executives, as disclosed in a company’s proxy statement.

In December 2008, we took advantage of both public and private sources of capital by raising $30,000,000 from the sale of preferred stock to Carpenter and $23,864,000 of TARP funds from the sale of preferred stock to the U.S. Department of the Treasury.  As a result these events, we became subject to the requirement to seek shareholder approval under the new law.

This proposal, commonly known as a “Say on Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“Resolved, that the shareholders approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material) in the Company’s proxy statement for the annual meeting of shareholders.”

We believe that our compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our shareholders.  Because your vote is advisory, it will not be binding upon the Board or create or imply any additional fiduciary duty by the Board.  However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S COMPENSATION OF EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Vavrinek, Trine, Day & Co., LLP has been selected by the Audit Committee of the Board of Directors of the Company as its independent public accountants for the 2009 fiscal year. Vavrinek, Trine, Day & Co., LLP has no interest, financial or otherwise, in the Company.  All proxies will be voted “FOR” ratification of the selection of Vavrinek, Trine, Day & Co., LLP unless a negative vote or an abstention is noted on the proxy.  If Vavrinek, Trine, Day & Co., LLP should unexpectedly for any reason decline or be unable to act as independent public accountants, the proxies will be voted for a substitute nominee to be designated by the Audit Committee.

The following table presents a summary of fees paid to Vavrinek, Trine, Day & Co. for audit and tax related fees during the years ended December 31, 2008 and 2007:

	2008	2007

Audit fees (1)	$194,000	$185,000

Audit-related fees (2)	$–	$–

Tax Fees (3)	$–	$–
	–
All other fees (4)	$–	$–

Total	$194,000	$185,000

(1)

The audit services included an audit of the Company’s annual financial statements for the year ended December 31, 2008, and quarterly reviews of the Company’s interim financial statements during that period.

(2)

Services include assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)

Services include tax compliance (preparation of tax returns).

(4)

Services include other services (and products) provided by the auditors, other than the services reported above in this table.

All non-audit services provided by the auditors are subject to pre-approval by the Audit Committee.  During the fiscal years ended December 31, 2008 and 2007, Vavrinek, Trine, Day & Co. LLP provided professional services in connection with the audit of the financial statements of the Company for the year ending December 31, 2008 and 2007 and gave the Bank’s Board of Directors a post-audit briefing,   Representatives of Vavrinek, Trine, Day & Co. LLP will be present at the Annual Meeting.

Board of Directors’ Recommendation and Required Vote

The ratification of Vavrinek, Trine, Day & Co LLP as the Company’s independent public accountants requires approval of the holders of a majority of the total number of shares present and voting at the Annual Meeting of Shareholders of the Bank, assuming a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF VAVRINEK, TRINE, DAY & CO. LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANT.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

Share Ownership of Management

The following table sets forth information as of April 1, 2009 as to common shares beneficially owned by the directors and nominees for director and each executive officer named in the Summary Compensation Table elsewhere herein, as well as all directors and executive officers of the Company as a group.  Ownership information is based upon information furnished by the respective individuals.

Title of Class	Name of Beneficial Owner	Relationship To Bank	Age	Amount and Nature of Beneficial Ownership		Percent of Class

Common	Timothy W. Boothe	Executive Vice President	43	106,529	(1)	1.55%
		Chief Operating Officer

Common	Richard M. Brenner	Director	60	147,451	(2)	2.14%

Common	Lawrence Owen Brown	Director	67	22,975	(3)	0.33%

Common	David V. Campbell	Director	65	80,862	(4)	1.17%

Common	Robert P. Gionfriddo	Director	63	111,317	(5)	1.62%
		Executive Vice President
		President, Specialty Markets

Common	Howard N. Gould	Director	59	-	(6)	0.00%

Common	Allan C. Kramer, M.D.	Director and Chairman	72	280,843	(7)	4.08%

Common	Robert Latta	Director	55	27,875	(8)	0.40%

Common	Daniel P. Myers	Director	48	242,917	(9)	3.53%
		President
		Chief Executive Officer

Common	Thomas M. Quigg	Director	65	27,188	(10)	0.39%

Common	Thomas A. Sa	Executive Vice President	47	106,169	(11)	1.54%
		Chief Administrative Officer
		Chief Financial Officer

Common	Kenneth B. Silveira	Executive Vice President	64	85,785	(12)	1.25%
		Chief Information Officer

Common	Barry A. Turkus	Director	62	168,125	(13)	2.44%

All Directors and Executive Officers as a Group (13 persons)				1,408,036	(14)	20.44%

(1)

Includes 3,000 shares as Power of Attorney for the Boothe Family Trust and 60,629 shares of common stock subject to stock options exercisable within 60 days.

(2)

Includes 67,143 shares as Trustee for the Brenner Family Revocable Trust dated 04/25/94 and 46,650 shares of common stock subject to stock options exercisable within 60 days.

(3)

Includes 19,375 shares of common stock subject to stock options exercisable within 60 days.

(4)

Includes 42,125 shares of common stock subject to stock options exercisable within 60 days.

(5)

Includes 30,419 shares of common stock subject to stock options exercisable within 60 days.

(6)

In accordance with the Carpener Community BancFunds Stock Purchase Agreement, Mr. Gould was appointed to the Board of Directors.

(7)

Includes 186,625 shares as Trustee of the Kramer Family Trust, 35,000 shares as Trustee of the Kramer Group Retirement Plan, and 59,218 shares of common stock subject to stock options exercisable within 60 days.

(8)

Includes 15,375 shares of common stock subject to stock options exercisable within 60 days.

(9)

Includes 8,200 shares held as custodian for minor children and 164,364 shares of common stock subject to stock options exercisable within 60 days.

(10)

Includes 13,063 shares as Trustee of the Quigg 1999 Revocable Trust and 10,875 shares of common stock subject to stock options exercisable within 60 days.

(11)

Includes 72,629 shares of common stock subject to stock options exercisable within 60 days.

(12)

Includes 64,385 shares of common stock subject to stock options exercisable within 60 days.

(13)

Includes 6,000 shares held as custodian for minor children and 35,875 shares of common stock subject to stock options exercisable within 60 days.

(14)

Includes 621,919 shares of common stock subject to stock options exercisable within 60 days.

Principal Shareholders and Change of Control

Management is not aware of any change of control of the Company during the period beginning January 1, 2008 through the present.  Management is not aware of any arrangement, which, at a subsequent date, may result in a change of control of the Company, except that approval of Proposal No. 2, approving the conversion of shares of Series B and B-1 preferred stock held by Carpenter to common stock and the voting rights of such shares would result in a change of control of the Company.  Approval of Proposal No. 2 would enable Carpenter upon conversion of its Series B and B-1 preferred stock to acquire shares of common stock equal to approximately 31.3% of all outstanding shares of common stock.

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of December 31, 2008 by those shareholders known by the Company to own more than 5% of the outstanding Common Stock of the Company.  Applicable percentages are based on 6,888,424 shares outstanding as of December 31, 2008. The Company knows of no persons other than those entities described below which beneficially own more than 5% of the outstanding Common Stock of the Company as of April 1, 2009.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class Owned

T. Rowe Price Associates (1) 100 E. Pratt Street Baltimore, Maryland 21202	611,100	8.9%

(1)

Based solely on information reported on a Schedule 13G as filed with the Securities and Exchange Commission on December 31, 2008.  These securities are owned by various individual and institutional investors including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 610,000 shares, representing 8.9% of the shares outstanding), which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities.  For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors and executive officers to file reports with the SEC and The Nasdaq Stock Market on changes in beneficial ownership of Company stock and to provide the Company with copies of the reports.  Based solely on our review of these reports or of certifications to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them during the 2008 fiscal year, except as follows: Mr. Gould was twenty-six (26) days late in filing his initial Form 3, and Mssrs. Myers, Sa, Boothe, and Silveira were six (6) days late in filing a Form 4 to report grants of restricted stock.

REPORT OF THE COMPENSATION COMMITTEE

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in the Company’s 2009 Shareholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy”).  Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Proxy.

Respectfully submitted by the Compensation Committee,

Thomas M. Quigg (Chairman), Richard M. Brenner, Allan C. Kramer, M.D., and Robert P. Latta

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Compensation Committee

The primary purpose of the Company’s Compensation Committee is to aid the Board of Directors (the “Board”) of the Company in discharging its responsibilities relating to the appropriate compensation of the Company’s Executive Officers, including the Chief Executive Officer, as well as compensation of Board members.  The Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs in a manner that aligns the effort and interests of the Board members and executive management with the Company’s shareholders.

Objectives of Compensation Program

The primary objective of our compensation program, including our executive compensation program, is to attract and retain qualified, energetic and experienced bankers who are enthusiastic about the Company’s mission and culture.  A further objective of our compensation program is to provide incentives and reward each employee for their contribution to the Company.  In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors.  It is the policy of the Board of Directors that within one year of being appointed, all directors maintain an investment in the Company of at least $50,000.  Finally, we endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

What Our Compensation Program is Designed to Reward

As noted above, our compensation program is designed to attract and retain bankers that think and act as owners in promoting the interests of the Company.

Our incentive compensation program is designed to reward teamwork and each employee’s contribution to the Company.  Under the incentive compensation program, each employee has a target opportunity stated as a percentage of base salary with the potential to earn additional compensation for performance beyond target level.  If target level performance is not achieved, executive officers may still have a reduced opportunity for incentive compensation provided a minimum threshold level of performance is achieved.  The measurement of an employee’s performance is a composite of corporate financial goals set by the Finance Committee of the Board and individual objectives established by management in setting the annual plan.

All of our executive officers participate in an incentive compensation plan that is heavily weighted toward achievement of corporate objectives.  The weighting between corporate and individual objectives in measuring performance for purposes of incentive compensation is set annually by the Compensation Committee. In measuring the named executive officers’ contribution to the Company, the Compensation Committee has determined that achievement of corporate objectives should be emphasized in order to reward teamwork and cohesiveness in execution of the Company’s plan.  The weighting of corporate objectives in measuring performance under the incentive compensation plan is 100% for Mr. Myers; 80% for Mssrs. Boothe, Sa and Silveira; and 40% for Mr. Gionfriddo.

The corporate objectives of the Company are set by the Finance Committee and the Board as part of the annual planning process.  The corporate objectives are a composite of financial metrics that are considered key to creating long-term value for our shareholders.  The Compensation Committee then adopts these metrics for use in the incentive compensation plan.  The metrics typically include: (1) growth in average total assets; (2) performance in net income; (3) net interest margin; (4) return on average assets; (5) return on average equity; and (6) satisfactory relations with bank regulators.  The metrics are also weighted each year to promote execution of the plan in a manner that achieves balance between short-term and long-term performance.  As noted above, in addition to the corporate objectives, a portion of the incentive compensation for Mssrs. Boothe, Sa, Silveira, and Gionfriddo is based upon achievement of individual objectives specific to their respective organizational responsibilities.  The individual and corporate objectives strive to be fair to all stakeholders by requiring that all performance measures be achieved net of any resulting incentive compensation.  The Compensation Committee has final discretion regarding all incentive compensation.   Due to the extreme downturn in the country’s economic environment during 2008, specifically the impact to the financial services sector, the Company did not meet the corporate objectives.  As such, the Compensation Committee determined that executive officers would not receive any cash incentive compensation for 2008.  As a result, the Committee determined that it would better serve shareholders of the Company to promote retention of key executives for future years by issuing restricted stock with a single cliff vesting at five years.

Retention is an important element in the consistency and continuity of the execution of the Company’s strategy.  Unexpected turnover in key executive positions can be disruptive and is a potential threat to the Company’s progress.  Each of the named executives participates in a supplemental executive retirement program (“SERP”) that is designed to reward long-term contribution to the Company.  The SERP benefit consists of fifteen annual payments following retirement and is earned and vested over time as a key element of the Company’s retention strategy.

Our executive compensation strategy also strives to promote an ownership mentality that aligns the executive’s interests with the interests of our shareholders.  Accordingly, each executive is eligible to be considered for annual equity based grants under the Company’s Equity Incentive Plan (“EIP”).  The EIP is intended to encourage ownership of the Company’s stock by employees and directors and to provide additional incentive for them to promote the success of the Company.  Stock price performance has not been a factor in determining annual cash compensation because the price of the Company’s common stock is subject to a variety of factors outside our control.

In 2008, instead of recognizing the individual contribution of executive officers through cash incentive compensation, the Compensation Committee decided to make grants to executive officers under the EIP in the form of restricted stock awards.  The awards granted to executive officers in 2008 have a single vesting date five years from the date of grant.  The stock awards are intended to serve the dual purpose of promoting retention and reinforcing the ownership mentality of executive officers.

Regarding most compensation matters, including executive and director compensation, our management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation.  In developing and administering executive compensation, the Compensation Committee directly engages a qualified outside compensation research firm from time to time to review market competitive compensation data and report its findings to the Compensation Committee and the Board of Directors.

Elements of Company’s Compensation Plan and Why We Chose Each (How Elements Relates to Objectives)

Annual executive officer compensation consists of a base salary component and the incentive component discussed above.  The environment in which the Company operates has become extremely competitive and executive talent is at a premium.  With the highly competitive banking environment and an increase in the number of new banks, proven talent has become a very valuable commodity to the Company’s strategy and therefore, to our stakeholders.  It is the Compensation Committee’s intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our other stakeholders. The Company has defined a strategy regarding executive cash compensation for executives that strives to target base salaries at a market median level.

Incentive compensation is included to align the financial incentives with the interests of our shareholders, which we believe is primarily the growth and return on invested capital.  As discussed above, our incentive compensation program is designed to reward teamwork and each employee’s contribution to the Company.  The Company targets incentive compensation levels at above market median for comparable performance and, as discussed above, makes them contingent upon achievement of Company performance targets.  We believe that the combination of base pay at market median and incentive compensation at above market median strongly aligns the effort and interests of the executives with shareholders.

Each of our executive officers is eligible to receive stock option grants under the Company’s EIP. The EIP is intended to encourage ownership of the Company’s stock by employees and directors and to provide additional incentive for them to promote the success of the Company.  All of our employees and directors are eligible to be considered for grants under the EIP, which are designed to strengthen the linkage between compensation, retention and long-term shareholder value.  Approximately 78% of all equity based grants in 2008 were to employees who are not executive officers or directors.  We believe that through our broad-based plan, the economic interests of our employees, including our executives, are more closely aligned to those of the shareholders.

As noted above, each of the named executives participates in a SERP that is designed to reward long-term contribution to the Company.  Under the SERP, after achieving defined length of service and vesting thresholds, each executive will receive fifteen annual payments upon reaching retirement.  The retirement payment is based on the average base salary of the employee in the last three years of service. The level of the retirement payment increases at a rate of four percent of base salary per year of service, cumulatively, until reaching a level of sixty percent after fifteen years of service. The executive’s right to receive retirement payments vests over a period of ten years of continuous service. We believe that the SERP is a key element of the Company’s executive retention strategy.

The Company has entered into employment agreements with each of the named executives.  The agreements, among other things set forth terms under which the Company and the executive would separate employment, both in the event of a change in control of the Company as well as under the “at-will” terms of employment.  The Committee believes the terms of the agreements provide an appropriate framework to enable executives to fully explore all strategic options for promoting the interests of shareholders.

In December 2008, the Company sold $23.9 million of its Series C preferred stock and a warrant to purchase common stock to the U.S. Treasury under the TARP Capital Purchase Program.  As a condition to Treasury’s investment, each of the named executives agreed to modify his compensation and benefits arrangements to conform to the compensation limits then applicable to Capital Purchase Program participants.  Specifically, each named executive agreed that, for so long as the U.S. Treasury hold these securities, (1) he would not be entitled to receive any severance compensation in excess of three times his average annual compensation for the preceding five years and (2) he would be required to return to the Company any bonus or incentive compensation paid on the basis of financial results or other performance metrics that are materially inaccurate.

On February 17, 2009, following the enactment of the American Recovery and Reinvestment Act of 2009, each of the named officers further agreed that for so long as the U.S. Treasury hold the Company’s securities (1) he will not be entitled to any severance compensation whatsoever, if prohibited by such Act and (2) that he will not be entitled to any bonus or incentive compensation during any year that he is the Company’s most-highly compensated employee.

The Compensation Committee certifies that it has reviewed with senior risk officers the named executive’s incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage the named executive officers to take unnecessary and excess risks that threatened the value of the Company.

How the Company Chose Amounts and/or Formulas for Each Element

The Compensation Committee, which consists entirely of independent directors, establishes and administers the Company’s executive compensation program on behalf of the Board.  The Compensation Committee reviews and approves the recommendations of the Company’s President and Chief Executive Officer for all elements of executive compensation on an annual basis.  No officer of the Company is present during discussion or deliberations of his or her own compensation. In addition to periodically reviewing executive compensation in light of Company, executive division, and individual performance, the Compensation Committee periodically compares all elements of compensation of Company executive officers with compensation for comparable positions within, and where appropriate, outside of the banking industry.

The Company engages a qualified outside compensation research firm from time to time to review market competitive compensation data and report its findings to the Compensation Committee and the Board of Directors.  Market data is viewed from multiple perspectives including size, maturity and performance characteristics of the subject banks in developing compensation strategies.

Executive officer base annual salaries are determined by review of the responsibilities of each executive officer position, objective and subjective evaluations of performance, and by comparisons to peers within, and when appropriate, outside of, the banking industry utilizing the report of the independent compensation research firm. Each executive’s current and prior compensation is considered in setting future compensation.  In addition, we review the compensation practices of other companies.  To some extent, our compensation plan is based on the market and the companies we compete against for employees.

Executive officer performance incentive compensation is primarily contingent upon Company performance.  Performance incentive compensation is awarded in amounts determined by the Compensation Committee and Board of Directors in accordance with the Company’s incentive compensation plan adopted annually by the Board, which relates the amount of performance incentive compensation paid with the performance of the Company.  The Board of Directors annually determines, among other things, the key metrics and performance targets to be used in the incentive compensation plan.

The elements of our plan (e.g. base salary, incentive compensation, equity-based grants, and SERP) are clearly similar to the elements used by many companies.  Consistent with the requirements applicable to companies participating in the TARP Capital Purchase Program and their fiduciary duties to the Company and its shareholders generally, the Compensation Committee and the Board of Directors seeks to ensure that the incentive compensation plan does not encourage executives to take unnecessary and excessive risks that threaten the value of the Company.  Ultimately, all elements of compensation are subject to the discretion and judgment of the Compensation Committee and the Board.  The exact base pay, stock grant and salary cap amounts are chosen in an attempt to balance our competing objectives of fairness to all stakeholders and attracting/retaining employees.

It is important to note that there has been no turnover in the named executive officers since inception of the Company in 2001.  We believe this is a good indication that our leadership compensation package is adequate to achieving our goals of retention.

Executive Compensation

The following Summary Compensation Table includes information concerning compensation for the one year period ended December 31, 2008 in reference to the five members of the Executive Team, which includes required disclosure related to our CEO, CFO and the three other most highly compensated executive officers of the Company.

Name	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Daniel P. Myers	2008	$250,000	$-	$-	$107,643	$-	$90,278	$16,000	$463,921
President	2007	$250,000	$336,850	$-	$79,999	$-	$99,386	$16,000	$782,235
Chief Executive Officer	2006	$223,750	$350,000	$-	$40,438	$-	$32,397	$16,000	$662,585

Thomas A. Sa	2008	$180,000	$-	$-	$59,013	$-	$51,959	$7,000	$297,972
Executive Vice President	2007	$180,000	$164,639	$-	$47,336	$-	$52,541	$6,600	$451,116
Chief Administrative Officer	2006	$161,250	$170,000	$-	$20,823	$-	$13,085	$4,600	$369,758
Chief Financial Officer

Timothy W. Boothe	2008	$180,000	$-	$-	$59,013	$-	$43,644	$10,000	$292,657
Executive Vice President	2007	$180,000	$159,280	$-	$47,336	$-	$56,664	$10,000	$453,280
Chief Operating Officer	2006	$161,250	$165,000	$-	$20,823	$-	$9,071	$10,000	$366,144

Robert P. Gionfriddo	2008	$175,000	$-	$-	$47,415	$-	$85,082	$10,000	$317,497
Executive Vice President	2007	$175,000	$99,616	$-	$39,964	$-	$55,231	$9,800	$379,611
President, Specialty Markets	2006	$175,000	$150,000	$-	$29,506	$-	$45,711	$8,800	$409,017

Kenneth B. Silveira	2008	$157,000	$-	$-	$43,335	$-	$103,620	$7,000	$310,955
Executive Vice President	2007	$157,000	$148,901	$-	$35,358	$-	$67,843	$6,600	$415,702
Chief Information Officer	2006	$133,000	$156,000	$-	$18,560	$-	$50,716	$4,600	$362,876

The amounts reported for stock awards and stock options in the Summary Compensation Table above reflect the expense related to stock-based compensation for each period recognized under FAS123R using the valuation assumptions described in the “Notes to the Consolidated Financial Statements” section of the Company’s Annual Report on Form 10-K, as filed with the SEC on March 5, 2009.

Employment Agreements

Employment Agreement with Daniel P. Myers:

The Company entered into an employment agreement with Daniel P. Myers, President, Chief Executive Officer and Director of the Bank, effective February 15, 2007.  The employment agreement has a term of three years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently approved by the Board of Directors.  The agreement provides Mr. Myers with an automobile allowance plus fuel costs, a fitness club membership and other club memberships as may be allowed in the Board of Directors’ discretion.  Mr. Myers receives medical, dental, life and disability insurance. Mr. Myers also receives any other benefits paid or provided by the Company to its employees generally.  The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.  However, in order to ensure that the Company complies with new requirements for TARP participants, on March 10, 2009, Mr. Myers further agreed that he will not be entitled to any severance compensation prohibited by law and, during any year that he is the Company’s most highly compensated employee, will not be entitled to any prohibited bonus or incentive compensation.

Employment Agreement with Thomas A. Sa:

The Company entered into an employment agreement with Thomas A. Sa, Executive Vice President, Chief Administrative Officer and Chief Financial Officer, effective February 15, 2007.  The employment agreement has a term of three years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors.  The agreement provides Mr. Sa with an automobile allowance, and medical, dental, life and disability insurance.  Mr. Sa also receives any other benefits paid or provided by the Company to its employees generally.  The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.  However, in order to ensure that the Company complies with new requirements for TARP participants, on March 10, 2009, Mr. Sa further agreed that he will not be entitled to any severance compensation prohibited by law and, during any year that he is the Company’s most highly compensated employee, will not be entitled to any prohibited bonus or incentive compensation.

Employment Agreement with Timothy W. Boothe:

The Company entered into an employment agreement with Timothy W. Boothe, Executive Vice President and Chief Operating Officer, effective February 15, 2007.  The employment agreement has a term of three years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors.  The agreement provides Mr. Boothe with an automobile allowance, and medical, dental, life and disability insurance.  Mr. Boothe also receives the use of a golf club membership owned by the Company for conducting business.  Mr. Boothe also receives any other benefits paid or provided by the Company to its employees generally.  The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.  However, in order to ensure that the Company complies with new requirements for TARP participants, on March 10, 2009, Mr. Boothe further agreed that he will not be entitled to any severance compensation prohibited by law and, during any year that he is the Company’s most highly compensated employee, will not be entitled to any prohibited bonus or incentive compensation.

Employment Agreement with Robert P. Gionfriddo:

The Company entered into an employment agreement with Robert P. Gionfriddo, Executive Vice President, and President of Specialty Markets effective February 15, 2007.  The employment agreement has a term of three years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors. The agreement provides Mr. Gionfriddo with an automobile allowance, and medical, dental, life and disability insurance.  Mr. Gionfriddo also receives the use of a golf club membership owned by the Company for conducting business.  Mr. Gionfriddo also receives any other benefits paid or provided by the Company to its employees generally.  The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.  However, in order to ensure that the Company complies with new requirements for TARP participants, on March 10, 2009, Mr. Gionfriddo further agreed that he will not be entitled to any severance compensation prohibited by law and, during any year that he is the Company’s most highly compensated employee, will not be entitled to any prohibited bonus or incentive compensation.

Employment Agreement with Kenneth B. Silveira:

The Company entered into an employment agreement with Kenneth B. Silveira, Executive Vice President and Chief Information Officer, effective February 15, 2007.  The employment agreement has a term of three years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors. The agreement provides Mr. Silveira with an automobile allowance, and medical, dental, life and disability insurance.  Mr. Silveira also receives any other benefits paid or provided by the Company to its employees generally.  The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.  However, in order to ensure that the Company complies with new requirements for TARP participants, on March 10, 2009, Mr. Silveira further agreed that he will not be entitled to any severance compensation prohibited by law and, during any year that he is the Company’s most highly compensated employee, will not be entitled to any prohibited bonus or incentive compensation.

Supplemental Executive Retirement Plan

As noted above, retention of key employees is an important element in the consistency and continuity of the execution of the Company’s strategy.  Unexpected turnover in key executive positions can be disruptive and is a potential threat to the Company’s progress.  Each of the named executives participates in a supplemental executive retirement program (“SERP”) that is designed to reward long-term contribution to the Company.  Under the SERP, after achieving defined length of service and vesting thresholds, each executive will receive fifteen annual payments upon reaching retirement.  The retirement payment is based on the average base salary of the employee in the last three years of service.  The level of the retirement payment increases at a rate of four percent of base salary per year, cumulatively, until reaching a level of sixty percent after fifteen years of service.  In addition, the executive becomes vested in the benefit over a period of ten years continuous service.  We believe that the SERP is a key element of the Company’s executive retention strategy.

The table below provides information concerning the SERP for each of our executive officers as of December 31, 2008.

Name	Plan Name	Number Of Years Credited Service	Present Value Of Accumulated Benefit	Payments During Last Fiscal Year

Daniel P. Myers	Bridge Bank	8	$798,818	$–
President	Supplemental Executive
Chief Executive Officer	Retirement Plan

Thomas A. Sa	Bridge Bank	8	$505,904	$–
Executive Vice President	Supplemental Executive
Chief Administrative Officer	Retirement Plan
Chief Financial Officer

Timothy W. Boothe	Bridge Bank	8	$519,567	$–
Executive Vice President	Supplemental Executive
Chief Operating Officer	Retirement Plan

Robert P. Gionfriddo	Bridge Bank	8	$492,772	$–
Executive Vice President	Supplemental Executive
President, Specialty Markets	Retirement Plan

Kenneth B. Silveira	Bridge Bank	8	$479,444	$–
Executive Vice President	Supplemental Executive
Chief Information Officer	Retirement Plan

Potential Payments Upon Termination or Change in Control

The employment agreements of the executive officers provide for severance payments in case of termination in certain circumstances including a change in control of the Company.  Each of the executive officers has agreed that he will not receive any amounts that would constitute a prohibited severance payment while the U.S. Treasury holds securities issued by the Company under the TARP Capital Purchase Program (the “Golden Parachute Prohibition”).  The following is a discussion of the change in control provisions.

Mr. Myers:

In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Myers is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Myers at December 31, 2008.

In the event of a change in control that results in (i) Mr. Myers’ employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or constructive termination (by resignation or otherwise) of Mr. Myers’ employment, then Mr. Myers’ shall receive severance benefits consisting of (i) a cash payment in an amount equal to two and one-half (2.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for thirty (30) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Myers at December 31, 2008.

Mr. Sa:

In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Sa is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Sa at December 31, 2008.

In the event of a change in control that results in (i) Mr. Sa’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or  constructive termination (by resignation or otherwise) of Mr. Sa’s employment, then Mr. Sa shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Sa at December 31, 2008.

Mr. Boothe:

In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Boothe is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Boothe at December 31, 2008.

In the event of a change in control that results in (i) Mr. Boothe’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or  constructive termination (by resignation or otherwise) of Mr. Boothe’s employment, then Mr. Boothe shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Boothe at December 31, 2008.

Mr. Gionfriddo:

In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Gionfriddo is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Gionfriddo at December 31, 2008.

In the event of a change in control that results in (i) Mr. Gionfriddo’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or  constructive termination (by resignation or otherwise) of Mr. Gionfriddo’s employment, then Mr. Gionfriddo shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Gionfriddo at December 31, 2008.

Mr. Silveira:

In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Silveira is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Silveira at December 31, 2008.

In the event of a change in control that results in (i) Mr. Silveira’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or  constructive termination (by resignation or otherwise) of Mr. Silveira’s employment, then Mr. Silveira shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months.  Due to the restrictions on executive compensation imposed by the TARP Capital Purchase Program and the enactment of the American Recovery and Reinvestment Act of 2009, there was no value to these benefits for Mr. Silveira at December 31, 2008.

Stock-Based Awards

As of December 31, 2008, there were 1,637,292 shares underlying outstanding awards under the Company’s stock-based compensation plan and 181,556 shares available for future grants.

Grants of Plan-Based Awards Table

The following table sets forth certain information with respect to the stock-based awards granted during the year ended December 31, 2008 to each of our executive officers listed in the Summary Compensation Table.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

Daniel P. Myers	12/18/08	$-	$-	$-	$-	$-	$-	20,000	-	$-	$88,000
President
Chief Executive Officer

Thomas A. Sa	12/18/08	$-	$-	$-	$-	$-	$-	17,500	-	$-	$77,000
Executive Vice President
Chief Administrative Officer
Chief Financial Officer

Timothy W. Boothe	12/18/08	$-	$-	$-	$-	$-	$-	17,500	-	$-	$77,000
Executive Vice President
Chief Operating Officer

Robert P. Gionfriddo		$-	$-	$-	$-	$-	$-	-	-	$-	$-
Executive Vice President
President, Specialty Markets

Kenneth B. Silveira	12/18/08	$-	$-	$-	$-	$-	$-	15,000	-	$-	$66,000
Executive Vice President
Chief Information Officer

Outstanding Equity Awards Value at Fiscal Year-End Table

The following table includes certain information with respect to the value of all unexercised options previously awarded to the executive officers named above as of December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares of Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Daniel P. Myers	126,000	-	-	$5.00	03/29/11	20,000	$80,000	-	$-
President	10,000	-	-	$12.83	02/26/14
Chief Executive Officer	13,500	4,500	-	$14.80	06/16/15
	9,354	9,356	-	$22.49	10/19/16
	5,510	16,530	-	$22.30	10/18/17

Thomas A. Sa	40,000	-	-	$5.00	03/29/11	17,500	$70,000	-	$-
Executive Vice President	10,000	-	-	$6.15	12/20/11
Chief Administrative Officer	8,000	-	-	$12.83	02/26/14
Chief Financial Officer	5,250	1,750	-	$14.80	06/16/15
	6,734	6,736	-	$22.49	10/19/16
	2,645	7,935	-	$22.30	10/18/17

Timothy W. Boothe	38,000	-	-	$5.00	03/29/11	17,500	$70,000	-	$-
Executive Vice President	8,000	-	-	$12.83	02/26/14
Chief Operating Officer	5,250	1,750	-	$14.80	06/16/15
	6,734	6,736	-	$22.49	10/19/16
	2,645	7,935	-	$22.30	10/18/17

Robert P. Gionfriddo	10,000	-	-	$6.22	11/21/12	-	$-	-	$-
Executive Vice President	8,000	-	-	$12.83	02/26/14
President, Specialty Markets	5,250	1,750	-	$14.80	06/16/15
	5,239	5,241	-	$22.49	10/19/16
	1,930	5,790	-	$22.30	10/18/17

Kenneth B. Silveira	35,000	-	-	$5.00	03/29/11	15,000	$60,000	-	$-
Executive Vice President	10,000	-	-	$6.15	12/20/11
Chief Information Officer	8,000	-	-	$12.83	02/26/14
	5,250	1,750	-	$14.80	06/16/15
	4,115	4,115	-	$22.49	10/19/16
	2,020	6,060	-	$22.30	10/18/17

The exercise price for each of the above stock option grants and the fair market value for each of the above restricted stock grants are equal to the closing market price on the grant date.  Each stock option grant vests in equal installments over a four-year period.  Each restricted stock grant vests in one installment after five years.

Option Exercises and Stock Vested Table

The following table includes certain information with respect to the options exercised by the executive officers named above during the year ended December 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Daniel P. Myers	20,000	$328,800	-	$-
President
Chief Executive Officer

Thomas A. Sa	-	$-	-	$-
Executive Vice President
Chief Administrative Officer
Chief Financial Officer

Timothy W. Boothe	2,000	$19,600	-	$-
Executive Vice President
Chief Operating Officer

Robert P. Gionfriddo	15,000	$131,850	-	$-
Executive Vice President
President, Specialty Markets

Kenneth B. Silveira	-	$-	-	$-
Executive Vice President
Chief Information Officer

Director Compensation

The following table sets forth the amounts earned by each of the Company’s non-employee directors during the year ended December 31, 2008:

Name	Fees Earned Or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Richard M. Brenner	$41,000	$-	$25,179	$-	$-	$-	$66,179

Lawrence Owen Brown	$36,000	$-	$40,553	$-	$-	$-	$76,553

David V. Campbell	$46,000	$-	$25,179	$-	$-	$-	$71,179

Allan C. Kramer, M.D.	$47,750	$-	$33,314	$-	$-	$-	$81,064

Robert P. Latta	$36,000	$-	$23,046	$-	$-	$-	$59,046

Thomas M. Quigg	$46,000	$-	$25,179	$-	$-	$-	$71,179

Barry A. Turkus	$44,000	$-	$25,179	$-	$-	$-	$69,179

The Company compensates directors for their service on the Board according to responsibility.  Each non-employee director receives an annual retainer as follows:  $34,000 for the Chairman of the Board; and $20,000 for all other members of the Board (with an additional $4,000 for participation on each of the Audit and Loan Committees).  All non-employee directors also receive $1,000 per regular board meeting attended.  Committee Chairmen receive an additional annual retainer as follows:  $5,000 for the Audit and Loan Committees; and $3,000 for the Marketing, Compensation, and Finance Committees.

The amounts reported for stock awards and stock options in the Director Compensation Table above reflect the expense related to stock-based compensation for each period recognized under FAS123R using the valuation assumptions described in the “Notes to the Consolidated Financial Statements” section of the Company’s Annual Report on Form 10-K, as filed with the SEC on March 5, 2009.

As of December 31, 2008 the aggregate number of option awards outstanding for each non-employee director was as follows:  Richard M. Brenner 53,525; Lawrence Owen Brown 26,000; David V. Campbell 49,000; Allan C. Kramer, M.D. 68,125; Robert P. Latta 22,000; Thomas M. Quigg 17,750; and Barry A. Turkus 42,750.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans by type as of December 31, 2008.

Plan Category	Stock Based Awards Outstanding	Weighted Average Grant/ Exercise Price	Shares Available for Future Issuance

Approved by security holders	1,636,702	$11.55	181,556

Not approved by security holders	-	$-	-

Total	1,636,702	$11.55	181,556

Certain Relationships and Related Transactions

The Compensation Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions, except for lending relationships described below.

Certain Transactions

There are no existing or proposed material interests or transactions between the Company and/or any of its officers or directors outside the ordinary course of the Company's business.

Indebtedness of Management

It is anticipated that the directors and officers of the Company, and their affiliates and family members, will have banking transactions with the Bank in the ordinary course of business.  Any such loans and commitments to lend will be made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transaction with other persons of similar creditworthiness.

ANNUAL REPORT

The Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2008 is being made available to shareholders simultaneously with this Proxy Statement/Prospectus.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 which was filed with the Securities Exchange Commission and is available from the Bank without charge by writing to Thomas A. Sa, Executive Vice President and Chief Financial Officer, Bridge Capital Holdings, 55 Almaden Blvd., San Jose, California 95113.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC as specified below will update and supersede that information. We incorporate by reference (i) the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2008, and (ii) the Company’s Current Report on Form 8-K filed on January 29 2009.  The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

This proxy statement incorporates important business and financial information about Bridge Capital Holdings, from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this proxy statement by accessing the “Investor Relations” section of our website, http://www.bridgebank.com and from the SEC at its website, www.sec.gov or by requesting them in writing to Kenneth B. Silveira, Secretary at 55 Almaden Blvd., Suite 200, San Jose, CA 95113, (408) 423-8500.  If so requested, we will provide a copy of the incorporated filings by first class mail or equally prompt means within one business day of our receipt of your request.

SHAREHOLDER PROPOSALS

Next year’s Annual Meeting of Shareholders will be held on May 20, 2009.  The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement and form of Proxy for the 2009 Annual Meeting of Shareholders is December 4, 2009.  Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Company’s Proxy Statement, if notice of such proposal is not received by January 4, 2009, such notice will be considered untimely, and the Company’s proxy holders shall have discretionary authority to vote on such proposal.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the meeting but if any other matters are properly presented to the meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies.  All shares represented by duly executed proxies will be voted at the meeting.

The Report of the Audit Committee, Compensation Committee Report on Executive Compensation, the Performance Graph, and the statement of independence of Audit Committee members referred to under “Committees of the Board of Directors--Audit Committee” are not to be considered as incorporated by reference into any other filings which the Company makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.

BRIDGE CAPITAL HOLDINGS

San Jose, California

April 3, 2009

Appendix A

Certificate of Determination for Series B and B-1 Preferred Stock

APPENDIX A

CERTIFICATE OF DETERMINATION

OF

SERIES B MANDATORILY CONVERTIBLE CUMULATIVE PERPETUAL PREFERRED STOCK

AND

SERIES B-1 MANDATORILY CONVERTIBLE CUMULATIVE PERPETUAL PREFERRED STOCK

OF

BRIDGE CAPITAL HOLDINGS

a California corporation

Pursuant to Section 401(a) of the

California General Corporation Law

____________________

We Daniel P. Myers, President and Chief Executive Officer, and Thomas A. Sa, Executive Vice President and Chief Financial Officer, of Bridge Capital Holdings, a corporation organized and existing under the laws of California (hereinafter called the “Company”), do hereby certify as follows:

1.

On December 12, 2008 the Board of Directors of the Company adopted a resolution designating 131,901 shares of Preferred Stock as Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock and 168,099 shares of Preferred Stock as Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock.

2.

No shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock and no shares of Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock have been issued.

3.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Company, the following resolution was duly adopted by the Board of Directors on December 12, 2008 creating two series of Preferred Stock, one designated as the Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock and the second designated as the Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock:

“NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Company hereby establishes two series of Preferred Stock designated as (1) the “Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock,” consisting of 131,901 shares and (2) the “Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock,” consisting of 168,099 shares, each series of which have following rights, preferences, privileges and restrictions:

SERIES B AND SERIES B-1 PREFERRED STOCK:

Section 1.

Designation.  There are hereby created out of the authorized and unissued shares of preferred stock of the Company two series of preferred stock, one designated as the “Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock” (the “Series B Preferred Stock”) and the second designated as the “Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock” (the “Series B-1 Preferred Stock”) (together, the Series B Preferred Stock and the Series B-1 Preferred Stock are referred to as the “Combined Preferred Stock”).  The number of shares constituting the Series B Preferred Stock shall be 131,901, no par value per share.  The number of shares constituting the Series B-1 Preferred Stock shall be 168,099, no par value per share.

Section 2.

Ranking.  The Combined Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) junior to any Series C Fixed Rate Cumulative Perpetual Preferred Stock (the “Series C Preferred Stock”), (ii) on a parity with each other and with each other class or series of preferred stock established after the Effective Date by the Company the terms of which expressly provide that such class or series will rank on a parity with the Combined Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “Parity Securities”) and (iii) senior to the Company’s common stock (the “Common Stock”), the Series A Junior Preferred Stock and each

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Section 3.

other class or series of capital stock outstanding or established after the Effective Date by the Company the terms of which do not expressly provide that it ranks on a parity with or senior to the Combined Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as “Junior Securities”).

The Company has the right to authorize or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders; provided however, that, until such time as all of the Series B Preferred Stock have been converted into shares of Common Stock, the Company shall not, without the prior written consent of the Series B Holders owning at least 50.1% of the then outstanding Series B Preferred Stock, create, authorize or designate any preferred stock of any class or series having any designations, preferences, relative, participating, optional or other rights ranking senior to or on parity with those of the Series B Preferred Stock. except for the Series C Preferred Stock; provided further, that, until such time as all of the Series B-1 Preferred Stock have been converted into shares of Common Stock, the Company shall not, without the prior written consent of the Series B-1 Holders owning at least 50.1% of the then outstanding Series B-1 Preferred Stock create, authorize or designate any preferred stock of any class or series having any designations, preferences, relative, participating, optional or other rights ranking senior to or on parity with those of the Series B-1 Preferred Stock, except for the Series C Preferred Stock.

Section 3.

Definitions.  The following terms shall have the meanings set forth below or in the section cross-referenced below, as applicable, whether used in the singular or the plural:

“Affiliate” has the meaning set forth in Rule 12b-2 under the Exchange Act.

“Applicable Conversion Price” means the Conversion Price in effect at any given time.

“Articles of Incorporation” means the Articles of Incorporation of the Company, as amended, and as supplemented by this Certificate of Determination, and as it may be further amended or supplemented.

“Beneficially Own” and its correlatives have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in California are generally required or authorized by law to be closed.

“Certificate of Determination” means this Certificate of Determination of the Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock and the Series B-1 Mandatorily Convertible Cumulative Perpetual Preferred Stock.

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the Nasdaq Global Select Market on such date.  If the Common Stock is not traded on the Nasdaq Global Select Market on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

For purposes of this Certificate of Determination, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock on the Nasdaq Global Select Market shall be such closing sale price and last reported sale price as reflected on the website of the Nasdaq Global Select Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the Nasdaq Global Select Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the Nasdaq Global Select Market shall govern.

“Combined Preferred Stock” has the meaning set forth in Section 1.

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“Common Stock” has the meaning set forth in Section 2.

“Common Stock Equivalent” means any security that directly or indirectly is convertible into, or exercisable for, shares of Common Stock.

“Company” means Bridge Capital Holdings, a corporation organized and existing under the laws of the state of California.

“Conversion Approvals” means the collective reference to the Shareholder Approval and the Regulatory Approvals.

“Conversion Cap Condition” means that if a Shareholder Approval Date has not occurred, shares of Series B Preferred Stock may not directly or indirectly convert into shares of Common Stock of the Company if such conversion would result in (a) the aggregate voting power of all Series B Preferred Stock outstanding plus Common Stock issued pursuant to the direct or indirect conversion of shares of Series B Preferred Stock exceeding (b) the voting power of 19.99% of the Common Stock outstanding as of the Effective Date.

“Conversion Price” means for each of the Series B Preferred Stock and the Series B-1 Preferred Stock, the Stated Price Per Share, as adjusted pursuant to the terms set forth herein.

“Current Market Price Condition” means if, on any applicable date, including any conversion date of Combined Preferred Stock into Common Stock or any Dividend Payment Date of the Combined Preferred Stock, the Twenty Day Trailing Closing Price Per Share is such that each share of Series B and Series B-1 Preferred Stock, if converted, would convert into the number of shares of Common Stock that, in the aggregate and based on such Twenty Day Trailing Closing Price Per Share, would have a value equal to or greater than the Purchase Price Per Share.

“Dividend Payment Date” has the meaning set forth in Section 4(a).

“Dividend Period” means each period from, and including, a Dividend Payment Date (or with respect to the first Dividend Period for each respective share of Combined Preferred Stock, the original issuance date) to, but excluding, the following Dividend Payment Date.

“Effective Date” means the date on which shares of the Series B Preferred Stock and Series B-1 Preferred Stock are first issued.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Property” has the meaning set forth in Section 11(a).

“First Dividend Payment Date” has the meaning set forth in Section 4(a).

“First Full Conversion Date” has the meaning set forth in Section 8(c).

 “Full Conversion Date” means, with respect to the Combined Preferred Stock of any Holder, the date the Company and such Holder, as applicable, have received all Conversion Approvals necessary to permit such Holder to convert such shares of Combined Preferred Stock into authorized Common Stock without such conversion resulting in a Violation.

“Fundamental Change” means the occurrence, after the Effective Date and prior to the Mandatory Conversion Date, of the events set forth in any one of the following paragraphs:

(i)

any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clauses (a), (b) or (c) of paragraph (iii) below;

(ii)

within any twenty-four (24) month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board of Directors:  individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose

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(iii)

initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)

there is consummated a merger, consolidation of the Company, or any direct or indirect subsidiary of the Company with any other corporation or any recapitalization of the Company (for purposes of this paragraph (iii), a “Business Event”) unless, immediately following such Business Event (a) the directors of the Company immediately prior to such Business Event continue to constitute at least a majority of the Board of Directors of the Company, the surviving entity, or any parent thereof, (b) the voting securities of the Company outstanding immediately prior to such Business Event continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such Business Event, and (c) in the event of a recapitalization, no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or such surviving entity or any parent thereof (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity or any parent thereof (except to the extent such ownership existed prior to the Business Event);

(iv)

the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company;

(v)

there is consummated an agreement for the sale, disposition, or long-term lease by the Company of substantially all of the Company’s assets, other than (a) such a sale, disposition or lease to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition or

(vi)

the distribution directly to the Company’s shareholders (in one distribution or a series of related distributions) of all of the stock of one or more subsidiaries of the Company that represent substantially all of the Company’s assets; or

(vii)

any other event that the Board of Directors, in its sole discretion, determines to be a Fundamental Change.

Notwithstanding the foregoing, a “Fundamental Change” under clauses (i) through (v) above shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions.

“Holder” means a Series B Holder or Series B-1 Holder.

“Junior Securities” has the meaning set forth in Section 2.

“Liquidation Preference” means, as to the Series B and Series B-1 Preferred Stock, the sum of (i) the Purchase Price Per Share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization), plus (ii) the amount of all accrued but unpaid dividends thereon, whether or not declared, together with any other dividends declared but unpaid in respect of such share to the date fixed for distribution.

“Parity Securities” has the meaning set forth in Section 2.

“Per Share Price” means, with respect to any issuance of any class or series of Common Stock Equivalent, (A) the aggregate purchase price, including any exercise price (net of any brokerage, transaction, acquisition,

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advisory, due diligence, origination or similar fees, but excluding expense reimbursements and underwriting discounts, fees or commissions), paid or payable for such Common Stock Equivalents in such issuance, divided by (B) the number of shares of Common Stock into which all such Common Stock Equivalents would be converted if they were so converted immediately following such issuance.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

“Preferred Certificate” has the meaning set forth in Section 17(a).

 “Purchase Price Per Share” means One Hundred Dollars ($100.00).

“Quarterly Dividends” has the meaning set forth in Section 4(a).

“Record Date” has the meaning set forth in Section 4(b).

“Regulatory Approvals” means, with respect to any Holder, the receipt of approvals and authorizations of, filings and registrations with or notifications to, each only to the extent applicable and required, permit such Holder to acquire such Holder’s shares of Combined Preferred Stock, including the situation when the springing voting rights of the Combined Preferred Stock described in Section 12 are effective and to own the Combined Preferred Stock at that time without such Holder being in violation of applicable law, and to convert such Holder’s shares of Combined Preferred Stock into Common Stock and to own such Common Stock without such Holder being in violation of applicable law, including, without limitation, certification as a bank holding company by the United States Federal Reserve System, appropriate regulatory approvals by the Office of the Comptroller of the Currency and any other appropriate regulatory approvals.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Rights Agreement” means that certain Rights Agreement dated as of August 21, 2008, by and between the Company and American Stock Transfer &Trust Company, LLC.

“Series A Junior Preferred Stock” means the shares of the Company’s Series A Junior Participating Preferred Stock, no par value, reserved for issuance pursuant to the Rights Agreement.

“Series B Holder” means the record holder of shares of the Series B Preferred Stock, which record holder may be treated by the Company as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

“Series B Preferred Stock” has the meaning set forth in Section 1.

 “Series B Quarterly Dividends” has the meaning set forth in Section 4(a).

“Series B-1 Holder” means the record holder of shares of the Series B-1 Preferred Stock, which record holder may be treated by the Company as the absolute owner of the shares of Series B-1 Preferred Stock for the purpose of making payment and for all other purposes.

“Series B-1 Preferred Stock” has the meaning set forth in Section 1.

“Series B-1 Quarterly Dividends” has the meaning set forth in Section 4(a).

“Series C Preferred Stock” has the meaning set forth in Section 2.

“Shareholder Approval” means the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote, as required by Rule 4350 of the Nasdaq Marketplace Rules, to approve the issuance of the Common Stock, issuable upon conversion of the Combined Preferred Stock issued in connection with the Stock Purchase Agreement and to approve the springing voting rights of the Combined Preferred Stock described in Section 12.

“Shareholder Approval Date” means the date on which the Shareholder Approval is obtained by the Company, provided the Shareholder Approval Date can never occur and be valid pursuant to the terms of this Certificate of Determination after a Shareholder Disapproval Date has occurred.

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“Shareholder Disapproval” means the Company has held one shareholder meeting to obtain Shareholder Approval, and at that meeting, the Company failed to obtain Shareholder Approval and has not adjourned such meeting to solicit additional proxies.  For the avoidance of doubt, the Company has the authority to adjourn the meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the meeting to obtain the Shareholder Approval, and when the meeting is re-adjourned and finally held, then the Company will be deemed to have held one shareholder meeting; provided, however, that the maximum amount of time between the date of the first scheduled shareholder meeting, any successive adjournments and the final meeting may be no longer than 45 calendar days and if the time period is longer than that, then the Company will be deemed to have held one shareholder meeting..

“Shareholder Disapproval Date” means the date, if any, on which the Shareholder Disapproval occurs.

“Spin-Off” means a transaction in which the Company makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit of the Company.

 “Stated Price Per Share” means Ten Dollars ($10.00) per share of Series B Preferred Stock and Series B-1 Preferred Stock as adjusted pursuant to the terms set forth herein.

“Stock Purchase Agreement” means that certain Stock Purchase Agreement dated as of December 4, 2008, as amended, by and among the Company, Carpenter Community BancFund, LP, Carpenter Community BancFund-A, LP and Carpenter Community BancFund-CA, LP.

“Trading Day” means a day on which the shares of Common Stock:

(i)

are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii)

have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

“Triple Liquidation Preference” means, as to the Series B and Series B-1 Preferred Stock, an amount equal to three times the Liquidation Preference (as defined above).

“Twenty Day Trailing Closing Price Per Share” means the average of the daily Closing Price per share of the Common Stock of each of the twenty consecutive Trading Days preceding the date in question.

“Violation” means any of the following circumstances resulting from any conversion of Combined Preferred Stock:  a violation of the shareholder approval requirements of Rule 4350 of the Nasdaq Marketplace Rules, or a violation of any rules or regulations of the United States Federal Reserve System or the Office of the Comptroller of the Currency.

Section 4.

Dividends and Repurchases.

(a)

Quarterly Dividend.  Holders of Series B Preferred Stock shall be entitled to receive cumulative cash dividends, payable when and as declared by the Board of Directors, but only out of assets legally available therefore, at an annual rate of 10% on the Purchase Price Per Share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization or the like) (the “Series B Quarterly Dividends”).  Holders of Series B-1 Preferred Stock shall be entitled to receive cumulative cash dividends payable when and as declared by the Board of Directors, but only out of assets legally available therefore, at an annual rate of 10% on the Purchase Price Per Share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization or the like) (the “Series B-1 Quarterly Dividends” and, together with the Series B Quarterly Dividends, the “Quarterly Dividends”).  Quarterly Dividends are cumulative and shall accrue on each share of Combined Preferred Stock (and the amount of any accrued and unpaid cash dividends for any prior Dividend Period on such share of Combined Preferred Stock, if any) during each Dividend Period, whether or not declared and shall compound on each subsequent Dividend Payment Date (i.e. no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date).  Subject to the foregoing, Quarterly Dividends shall be payable in arrears on January 15, April 15, July 15 and October 15 of each year (each, a “Dividend Payment Date”), commencing as of April 15, 2009 (the “First Dividend Payment Date”).  If a Dividend Payment Date falls on a day

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(b)

that is not a Business Day, the Quarterly Dividends shall be paid on the next Business Day as if it were paid on the Dividend Payment Date, and no interest or other amount shall accrue on the dividend so payable for the period from and after that Dividend Payment Date to the date the dividend is paid.  If (i) the Shareholder Approval Date has occurred, and (ii) accrued Quarterly Dividends (including, if applicable dividends on such amount) on each share of Combined Preferred Stock are not declared and paid by the Board of Directors for four or more consecutive Dividend Payment Dates, then each Holder has the right to elect that such accrued and unpaid dividends be payable in shares of Common Stock equivalent in number to the amount of shares the accrued and unpaid cash dividends could purchase on the applicable Dividend Payment Date based on the Closing Price; provided, however, that cash may be issued solely in lieu of fractional shares.  Notwithstanding the foregoing, at any date on or after January 15, 2010 through June 30, 2010, if (i) all accrued Quarterly Dividends (including, if applicable, dividends on such amount) on the Combined Preferred Stock are paid in full as of such date, (ii) the Current Market Price Condition has been satisfied as of such date, and (iii) the Conversion Approvals have been received, then the Company has the option to declare and fully pay Quarterly Dividends on the Combined Preferred Stock that would otherwise accrue on the Combined Preferred Stock through June 30, 2010 (the “Prepaid Dividends”), and if the Company declares and pays in full the Prepaid Dividends, then Quarterly Dividends shall cease to accrue on the Combined Preferred Stock from the payment date of the Prepaid Dividends through June 30, 2010.

(b)

Record Date.  Quarterly Dividends declared by the Board of Directors shall be payable to the Holders of record, as applicable, as they appear on the Company’s stock register at the close of business on the first day of the month in which the relevant Dividend Payment Date occurs (the “Record Date”).  The Record Date shall apply regardless of whether any particular Record Date is a Business Day.

(c)

Computation.  Quarterly Dividends shall be computed on a 360/360 basis.

(d)

Cumulative Dividends.  Subject to Section 4(g) and the last sentence of Section 4(a), dividends on the Combined Preferred Stock shall be cumulative; in the event and to the extent that the Company fail to pay the Quarterly Dividends on the Combined Preferred Stock (and regardless whether the Board of Directors shall have declared such dividends), the amount of the unpaid dividends shall cumulate in successive periods, until paid in full.

(e)

Actions Allowed.  If Quarterly Dividends on all outstanding shares of the Combined Preferred Stock for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 4(a) dividends on such amount) have not been authorized, declared, and paid or set aside for payment or, if applicable, pre-paid through June 30, 2010 as described in Section 4(a), the Company shall not declare or pay dividends with respect to, or redeem purchase or acquire any Parity Securities or Junior Securities during the next succeeding Dividend Period, other than:

(i)

any declaration of a dividend in connection with any shareholders’ rights plan, including with respect to the Series A Junior Preferred Stock or any successor shareholders’ rights plan, or the issuance of rights, stock or other property under any shareholders’ rights plan,

(ii)

redemptions, purchases or other acquisitions of Junior Securities or Parity Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or shareholder stock purchase plan, or

(iii)

conversions into or exchanges for other Junior Securities or Parity Securities and cash solely in lieu of fractional shares of the Junior Securities or Parity Securities.

If accrued Quarterly Dividends (including, if applicable as provided in Section 4(a) dividends on such amount) for any Dividend Payment Date are not paid in full on the outstanding shares of the Combined Preferred Stock and there are issued and outstanding shares of Parity Securities then all dividends declared on shares of the Combined Preferred Stock and such Parity Securities shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of the Combined Preferred Stock (including, if applicable as provided in Section 4(a) above, dividends on such amount) and on all such Parity Securities otherwise payable (subject to their having been authorized by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued but unpaid dividends) bear to each other.

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(f)

Dividend Preference.  If all accrued Quarterly Dividends (including, if applicable, dividends on such amount) on the Combined Preferred Stock are paid in full as of such date, then the Board of Directors may declare and pay a cash dividend in respect of any shares of Common Stock, as long as the Board of Directors shall declare and pay to the Holders of the Combined Preferred Stock a cash dividend in an amount per share of Combined Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which a share of Combined Preferred Stock would then be convertible, assuming receipt of Conversion Approvals.  Dividends payable to the Holders pursuant to this Section 4(f) shall be payable on the same date that dividends are payable to holders of shares of Common Stock, and no dividends shall be payable to holders of shares of Common Stock unless the full dividends contemplated by this Section 4(f) are paid at the same time in respect of the Combined Preferred Stock.

(g)

Dividend Cessation.

If, by June 30, 2010, any Holder has not received from the Federal Reserve System any required approvals for conversion of the Combined Preferred Stock to Common Stock and all other conditions for the conversion of the Combined Preferred Stock into Common Stock have been met, then additional Quarterly Dividends shall cease to accrue on the Combined Preferred Stock; provided, however, that the Combined Preferred Stock would otherwise continue to be convertible under the terms of this Certificate of Determination.

Section 5.

Liquidation.

(a)

Liquidation Preference.  In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, subject to the rights of the Series C Preferred Stock, the Holders at the time shall be entitled to receive liquidating distributions in the amount of the Triple Liquidation Preference per share of Combined Preferred Stock, out of assets legally available for distribution to the Company’s shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities.  Subject to the California General Corporation Law and other applicable law, after payment of the full amount of such liquidating distributions, Holders of the Combined Preferred Stock shall be entitled to participate in any further distribution of the remaining assets of the Company as if each share of Combined Preferred Stock had been converted, immediately prior to such liquidating distributions, into the number of shares of Common Stock equal to the Liquidation Preference divided by the Applicable Conversion Price.

(b)

Insufficient Assets or Proceeds to Pay the Liquidation Preference.  In the event the assets of the Company, or proceeds thereof, available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Combined Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders of Combined Preferred Stock and the holders of such Parity Securities shall share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)

Transactions not Deemed a Liquidation.  The Company’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Company, or the sale of all or substantially all of the Company’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6.

Maturity.  The Combined Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Determination.

Section 7.

Redemptions.  The Combined Preferred Stock shall not be redeemable either at the Company’s option or at the option of the Holders at any time.

Section 8.

Conversion.

(a)

General.  The Series B Preferred Stock partially or fully converts into Common Stock as described in this Section 8.  The Series B-1 Preferred Stock shall either partially or fully convert into Common Stock as described in this Section 8.

The number of shares of Common Stock into which a share of Combined Preferred Stock shall potentially be convertible (subject to any limitations set forth in this Section 8) shall be determined by dividing (a) the Liquidation Preference by (b) the Applicable Conversion Price, plus any cash paid in lieu of fractional shares in accordance with Section 13.

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The conversion procedures are set forth in Section 9.

(b)

Holder Optional Conversion.  After the first to occur of a Shareholder Approval Date or a Shareholder Disapproval Date, then as of the first Business Day following such date, each Series B Holder has the sole discretion, at any time and from time to time, to elect to convert any of its shares of Series B Preferred Stock into shares of Common Stock at the conversion rate set forth in Section 8(a), provided that the maximum number of shares of Series B Preferred Stock that the Holder may elect to convert at any time pursuant to this Section 8(b) is limited to the maximum number of such shares that may be converted without violating the Conversion Cap Condition or causing a Violation to occur and the remaining shares of Series B Preferred Stock will remain outstanding.  After a Full Conversion Date occurs, then as of the first Business Day following such date, each Series B-1 Holder has the sole discretion, at any time and from time to time, to elect to convert any of its shares of Series B-1 Preferred Stock into shares of Common Stock at the conversion rate set forth in Section 8(a).  Notwithstanding anything to the contrary, the elections described in this Section 8(b) expire upon the full mandatory conversion of the Combined Preferred Stock under Sections 8(c) or 8(d).

(c)

Full Conversion.  Notwithstanding any other provision of this Section 8, if the Full Conversion Date occurs, then as of the first Business Day following the later of the (i) Full Conversion Date or (ii) June 30, 2010 (such later date described in subparagraphs (i) and (ii) hereof is referred to as the “First Full Conversion Date”), each share of Series B Preferred Stock and Series B-1 Preferred Stock shall automatically convert into shares of Common Stock at the conversion rate set forth in Section 8(a); provided, however, that if the Current Market Price Condition has not been satisfied as of the First Full Conversion Date, then each share of Series B Preferred Stock and Series B-1 Preferred Stock shall remain outstanding and a new full conversion date shall be scheduled to the date that is 6 months thereafter, and will continue to be scheduled in 6-month intervals until the Current Market Price Condition is satisfied as of the earliest succeeding 6-month date, at which date, each share of Series B Preferred Stock and Series B-1 Preferred Stock shall automatically convert into shares of Common Stock at the conversion rate set forth in Section 8(a).  Notwithstanding anything to the contrary in this Section 8, in the event of Shareholder Disapproval, there shall be no conversion of shares of Combined Preferred Stock into shares Common Stock unless so elected by the Holder thereof pursuant to Section 8(b).

(d)

Company Optional Full Conversion.  During any 6-month conversion period subsequent to the First Full Conversion Date as described in Section 8(c), if the Current Market Price Condition is satisfied on any date during such period, then the Company has the option to convert each share of Series B Preferred Stock and Series B-1 Preferred Stock into shares of Common Stock at the conversion rate set forth in Section 8(a) as long as all accrued Quarterly Dividends (including, if applicable as provided in Section 4(a) above, dividends on such amount) are paid prior to conversion and the Board of Directors declares and fully pays Quarterly Dividends that would have accrued though the date of conversion.  In addition, at any date on or after January 15, 2010 through June 30, 2010, if (i) the Full Conversion Date has occurred, (ii) all accrued Quarterly Dividends (including, if applicable as provided in Section 4(a) above, dividends on such amount) have been paid in full on the Combined Preferred Stock, (iii) the Current Market Price Condition has been satisfied as of such date, and (iv) the Company declares and fully pays Quarterly Dividends that would have accrued through the date of conversion, then the Company has the option to convert each share of Series B Preferred Stock and Series B-1 Preferred Stock into shares of Common Stock at the conversion rate set forth in Section 8(a).

Section 9.

Conversion Procedures.

(a)

Conversion Notice.  Upon occurrence of a Shareholder Disapproval Date, a Shareholder Approval Date, a Full Conversion Date or another conversion date described in Section 8 with respect to shares of any Holder, the Company shall provide notice of conversion election rights or full conversion to such Holder.  In addition to any information required by applicable law or regulation, such notice with respect to such Holder shall state, as appropriate:

(i)

the conversion date applicable to such Holder;

(ii)

the number of shares of Common Stock to be issued upon conversion of each share of Combined Preferred Stock held of record by such Holder and subject to such mandatory conversion;

9

(iii)

if the Holder has the election right described in Section 8(b), information about how the Holder shall give written notice to the Company about electing to convert the shares of Combined Preferred Stock into Common Stock; and

(iv)

the place or places where certificates for shares of Combined Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.

(b)

Optional Conversion.  If a Holder has the election right described in Section 8(b), at any time and from time to time, such Holder may give written notice to the Company that such Holder elects to convert any of its shares of the Combined Preferred Stock into Common Stock and, after receiving any applicable information required by applicable law or regulation, the Company shall as soon as practicable thereafter issue and deliver a certificate for such shares of Common Stock as the Holder is entitled.

(c)

Pro Rata Conversion.  In the event that a Full Conversion Date occurs and some, but not all, of the Conversion Approvals applicable to a particular Holder are obtained, such that the Full Conversion Date shall have occurred with respect to some, but not all, of the shares of Combined Preferred Stock held by such Holder, such Holder shall be entitled to select the shares to be surrendered pursuant to this Section 9 such that, after such surrender, the Holder no longer holds shares of Combined Preferred Stock as to which the Full Conversion Date shall have occurred.  In the event that such Holder fails to surrender the required number of shares pursuant to this Section 9 within 30 days after delivery of the conversion notice, the Company shall, by written notice to such Holder, indicate which shares have been converted pursuant to Section 8.

(d)

Effect of Conversion on Combined Preferred Stock.  Effective immediately prior to the close of business on a conversion date with respect any share of Combined Preferred Stock into Common Stock, dividends shall no longer be declared on any such converted share of Combined Preferred Stock and such share of Combined Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive any declared and unpaid dividends on such share and any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13, as applicable.  Prior to the close of business on any conversion date with respect to any share of Combined Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of such share of Combined Preferred Stock, shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Combined Preferred Stock except as otherwise provided herein.

(e)

Status of Converted Stock.  Shares of Combined Preferred Stock duly converted in accordance with this Certificate of Determination, or otherwise reacquired by the Company, will resume the status of authorized and unissued Combined Preferred Stock, undesignated and, after all shares of Combined Preferred Stock have been converted in full into Common Stock, available for future issuance.  The Company may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Combined Preferred Stock.

(f)

Treatment of Record Holder.  The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Combined Preferred Stock shall be treated for all purposes as the record holders of such shares of Common Stock and/or securities as of the close of business on the applicable conversion date with respect thereto.  In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Combined Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(g)

Surrender of Certificates.  On any Combined Preferred Stock conversion date, certificates representing shares of Common Stock shall be issued and delivered, or evidence of book-entry record ownership of the Common Stock delivered, to the Holder thereof or such Holder’s designee upon presentation and surrender of

10

(h)

the certificate evidencing the Combined Preferred Stock to the Company and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10.

Adjustments to Conversion Price for Dilutive Issuances.

(a)

Except as provided in Section 10(c), the Conversion Price is subject to the following adjustments.

(i)

Common Stock Dividends and Distributions.  In the event the Company at any time or from time to time after the Effective Date issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event the Conversion Price will be reduced, concurrently with such issuance or, in the event such record date is fixed, as of the close of business on such record date, to a price equal to such Conversion Price in effect immediately prior to such reduction multiplying by a fraction:

(A)

the numerator of which equals the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(B)

the denominator of which equals (1) the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus (2) the number of shares of Common Stock issuable in payment of such dividend or distribution.

In the event that such dividend or distribution described in this clause (i) is not paid in full or made in full, the Conversion Price shall be readjusted, effective as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this clause (i) to reflect the actual payment of such dividend or distribution.

(ii)

Subdivisions, Combinations or Consolidations of the Common Stock.  In the event the Company at any time or from time to time after the Effective Date subdivides, splits or combines the shares of Common Stock, then in each such event the Conversion Price will be adjusted, concurrently with such subdivision, split or combination, to a price equal to such Conversion Price in effect immediately prior to such subdivision, split or combination multiplied by a fraction:

(A)

the numerator of which equals the number of shares of Common Stock issued and outstanding immediately prior to the effective date of such subdivision, split or combination; and

(B)

the denominator of which equals the number of shares of Common Stock issued and outstanding immediately after the opening of business on the effective date of such subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company.  If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(iii)

Issuance of Common Stock and Common Stock Equivalents.  In the event the Company at any time or from time to time after the Effective Date issues any share of Common Stock or any Common Stock Equivalent for no consideration or at a Per Share Price less than the Conversion Price in effect immediately prior to such issuance (a “Dilutive Issuance”), then in each such event the Conversion Price will be reduced, concurrently with such Dilutive Issuance, to a price equal to such Conversion Price in effect immediately prior to such Dilutive Issuance multiplied by a fraction:

(A)

the numerator of which is equal to (1) the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (2) the number of shares of Common Stock that the aggregate consideration received by the Company in connection with such Dilutive Issuance would purchase at the Conversion Price in effect immediately prior to such Dilutive Issuance; and

(B)

the denominator of which is equal to (1) the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (2) the number of shares of Common

11

(C)

Stock issued in connection with such Dilutive Issuance, if any, plus (3) the number of shares of Common Stock issuable upon full exercise or conversion of the Common Stock Equivalents (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issued in connection with such Dilutive Issuance, if any.

(iv)

Debt or Asset Distributions.  In the event the Company at any time or from time to time after the Effective Date distributes to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 10), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights (excluding Common Stock Equivalents), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, in exchange for consideration in an amount less than the fair market value of the property so distributed, then in each such event the Conversion Price in effect immediately prior to such distribution will be reduced, concurrently with such distribution, to a price equal to such Conversion Price in effect immediately prior to such distribution multiplied by a fraction:

(A)

the numerator of which is equal to (1) the fair market value per share of Common Stock on such date minus (2) the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as reasonably determined by the Board of Directors; and

(B)

the denominator of which is equal to the fair market value per share of Common Stock on such date.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such distribution, to the Conversion Price that would then be in effect if such distribution had not been declared.

(v)

Cash Distributions.  In the event the Company at any time or from time to time after the Effective Date makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (1) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Combined Preferred Stock pursuant to Section 4(f), (2) any cash that is distributed in a Reorganization Event or as part of a Spin-Off, (3) any dividend or distribution in connection with the Company’s liquidation, dissolution or winding up, and (4) any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, then in each such event the Conversion Price in effect immediately prior to such distribution will be reduced, concurrently with such distribution, to a price equal to such Conversion Price in effect immediately prior to such distribution multiplied by a fraction:

(A)

the numerator of which is equal to (1) the Closing Price per share of Common Stock on the Trading Day immediately preceding such distribution minus (2) the amount per share of Common Stock of the distribution; and

(B)

the denominator of which is equal to the Closing Price per share of Common Stock on the Trading Day immediately preceding such distribution.

In the event that such distribution described in this clause (v) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such distribution, to the Conversion Price that would then be in effect if such distribution had not been declared.

(vi)

Self Tender Offers and Exchange Offers.  In the event that at any time or from time to time the Company or any of its subsidiaries successfully completes a tender or exchange offer for Common Stock, but only where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

(A)

the numerator of which is equal to (1) the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer

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(B)

multiplied by (2) the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer (including any shares validly tendered and not withdrawn); and

(B)

the denominator of which is equal to (1) the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors, plus (2) the product of that number which is equal to (i) the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer multiplied by (ii) the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.

If the Company, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

(vii)

Rights Plans.  To the extent that the Company has a rights plan in effect with respect to the Common Stock upon any conversion date with respect to the conversion of Combined Preferred Stock into Common Stock described in Section 8, then upon any such conversion of shares of the Combined Preferred Stock into Common Stock, the Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan; provided, however, that if the rights have separated from the shares of Common Stock before the applicable conversion date, then the Conversion Price will be adjusted at the time of separation as if the Company had made a distribution to all holders of the Common Stock as described in clause (iii) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(b)

The Company may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c)

i)

All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent.  No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that upon any conversion of Combined Preferred Stock to Common Stock pursuant to Section 8(b), 8(c) or 8(e), adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii)

The Applicable Conversion Price shall not be adjusted:

(A)

upon the issuance of any Series C Preferred Stock and related warrants to the U.S. Treasury or its designee pursuant to the Emergency Economic Stabilization Act or any shares of Common Stock issued upon exercise of such warrants;

(B)

upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(C)

upon the issuance of up to 426,984 shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;

(D)

upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Effective Date;

(E)

for a change in the par value or no par value of Common Stock;

(F)

for accrued and unpaid dividends on the Combined Preferred Stock;

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(G)

upon the payment of any dividend on the Combined Preferred Stock, whether in the form of cash or shares of Common Stock;

(H)

upon the issuance of Common Stock upon the conversion of any of the Combined Preferred Stock into Common Stock; or

(I)

upon the issuance of securities pursuant to the Stock Purchase Agreement.

(d)

Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Company shall:  (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the one cent threshold set forth in Section 10(c)(i); (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the one cent threshold set forth in Section 10(c) (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b), provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

Section 11.

Reorganization Events.

(a)

Reorganization Events.  In the event of:

(i)

any consolidation or merger of the Company with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

(ii)

any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

(iii)

any reclassification of the Common Stock into securities including securities other than the Common Stock; or

(iv)

any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a “Reorganization Event”); each share of Combined Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of Holders, remain outstanding but shall become convertible, at the option of the Holders, into the kind of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) of that number of shares of Common Stock into which the share of Combined Preferred Stock would then be convertible (and assuming for purposes of this calculation, the receipt on the date such option is exercised of all Conversion Approvals) (such securities, cash and other property, the “Exchange Property”); provided, however, that if the Reorganization Event provides that each share of Common Stock shall receive Exchange Consideration in an amount such that each share of Combined Preferred Stock would convert into, or receive consideration, that in the aggregate would be less than the Purchase Price Per Share, then notwithstanding the foregoing sentence, each share of Combined Preferred Stock shall be entitled to receive that amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) of that number of shares of Common Stock that will receive consideration equivalent to the Liquidation Preference.

(b)

Reorganization Event Consideration.  In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election.  The amount of Exchange Property receivable upon conversion of any Combined Preferred Stock shall be determined in accordance with the terms of Section 8 based on the Applicable Conversion Price in effect on the date immediately prior to such Reorganization Event; provided, however, that if the Reorganization Event provides that each share of Common Stock shall receive consideration in an amount such that each share of Combined Preferred Stock, would convert into, or receive consideration, that in the aggregate would be less than the Purchase Price Per Share, then

14

(c)

notwithstanding the foregoing sentence, each share of Combined Preferred Stock shall be entitled to receive that amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) of that number of shares of Common Stock that will receive consideration equivalent to the Liquidation Preference.

(c)

Successive Reorganization Events.  The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(d)

Reorganization Notice.  The Company (or any successor) shall, within 20 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 11.

(e)

Fundamental Change.  Notwithstanding anything to the contrary in this Section 11 or otherwise in this Certificate of Determination, in the event of any Fundamental Change that results from or in an agreement with any Person that constitutes a Fundamental Change and pursuant to which the Common Stock will be converted into or becomes entitled to receive cash, securities or other property or rights, such agreement must provide that either (i) the Series B Holders and the Series B-1 Holders shall receive, on an as-converted basis, effective immediately prior to the event constituting consummation of such Fundamental Change so as to be entitled to participate therein, the securities, cash and other property or rights receivable in such transaction by a holder of shares of Common Stock that was not the counterparty to such transaction or an affiliate of such other party or (ii) that each share of Series B and Series B-1 Preferred Stock shall be converted into the number of shares of Common Stock equal to the Liquidation Preference divided by the Applicable Conversion Price.

Section 12.

Voting Rights.

(a)

Series B Preferred Stock.  Series B Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in Section 2 and this Section 12; provided, however, that each Series B Holder will be entitled to voting rights as described in this Section 12(a).  Upon the first to occur of a Shareholder Disapproval Date or a Shareholder Approval Date, (i) if all Regulatory Approvals have not been received, then as of the first Business Day following such date, each Series B Holder will thereafter be entitled to 2 and 1/2 votes for each share of Series B Preferred Stock held as of the applicable date, or (ii) if all Regulatory Approvals have been received, then as of the first Business Day following such date (or if the Regulatory Approvals are received after the Shareholder Disapproval Date or Shareholder Approval Date, then on the first Business Day following the date such Regulatory Approvals are received), each Series B Holder will thereafter be entitled to 10 votes for each share of Series B Preferred Stock held as of the applicable date, on any matter that is submitted to a vote or for the consent of the shareholders of the Company, and, except as otherwise required by law or as set forth herein, shall have voting rights and powers equal to the voting rights and powers of the Common Stock, shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Company and shall be entitled to vote with the holders of Common Stock with respect to any matter upon which holders of Common Stock have the right to vote, except as otherwise provided herein or those matters required by law to be submitted to a class vote.

(b)

Series B-1 Preferred Stock.  Series B-1 Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in Section 2 and this Section 12; provided, however, that upon the Full Conversion Date, then as of the first Business Day following such date, each Series B-1 Holder will thereafter be entitled to ten votes for each share of Series B-1 Preferred Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the shareholders of the Company, and, except as otherwise required by law or as set forth herein, shall have voting rights and powers equal to the voting rights and powers of the Common Stock, shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Company and shall be entitled to vote with the holders of Common Stock with respect to any matter upon which holders of Common Stock have the right to vote, except as otherwise provided herein or those matters required by law to be submitted to a class vote.

(c)

Protective Provisions.  So long as any shares of Combined Preferred Stock are outstanding, the vote or consent of the holders of a majority of the voting power represented by the then outstanding shares of Series B Preferred Stock and Series B-1 Preferred Stock, voting as a single class with all other classes and

15

(d)

series of Parity Securities having similar voting rights then outstanding and with each series or class having a number of votes proportionate to the aggregate Liquidation Preference of the outstanding shares of such class or series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any amendment, alteration or repeal of any provision of the Articles of Incorporation (including this Certificate of Determination) that would increase or decrease the aggregate authorized shares of Series B or Series B-1 Preferred Stock or any Parity Security, increase or decrease the par value of the Series B or Series B-1 Preferred Stock or any Parity Security or alter or change the powers, preferences or special rights of the Series B or Series B-1 Preferred Stock or any Parity Security so as to affect them adversely.  If an amendment, alteration or repeal described above would adversely affect one or more but not all series of Combined Preferred Stock with like voting rights (including the Series B or Series B-1 Preferred Stock for this purpose), then only the series affected and entitled to vote shall vote as a class in lieu of all such series of preferred stock unless the vote of the other series of preferred stock is required by law.

(d)

Combined Preferred Stock Conversion.  Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Combined Preferred Stock shall have been converted into shares of Common Stock.

Section 13.

Fractional Shares.

(a)

No fractional shares of Common Stock will be issued as a result of any conversion of shares of Combined Preferred Stock.

(b)

In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8, the Company shall pay an amount in cash (computed to the nearest cent) upon conversion to Common Stock equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the conversion date.

(c)

If more than one share of Combined Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Combined Preferred Stock so surrendered.

Section 14.

Reservation of Common Stock.

(a)

Common Stock Issuable on Conversion of Combined Preferred Stock. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of shares of the Series B Preferred Stock as provided in this Certificate of Determination, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding, assuming that the Applicable Conversion Price equaled the Stated Price Per Share.  The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock solely for issuance upon the conversion of shares of Series B-1 Preferred Stock as provided in this Certificate of Determination, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B-1 Preferred Stock then outstanding, assuming that the Applicable Conversion Price equaled the Stated Price Per Share.  For purposes of this Section 14(b), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Combined Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.  The Company shall not issue capital stock at a price that would require the Conversion Price of the Combined Preferred Stock to be reduced (pursuant to the provisions of Section 10 hereof) to a price that would require the Company to issue shares of Common Stock upon the conversion of the Combined Preferred Stock in excess of the then authorized but unissued shares of Common Stock.

(b)

Authorization.  All shares of Common Stock delivered upon conversion of the Combined Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c)

Compliance with Law.  Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Combined Preferred Stock, the Company shall use its reasonable best efforts to comply with all federal and state laws and regulations with respect to each Holder thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

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Section 15.

Replacement Certificates.

(a)

The Company shall replace any mutilated stock certificate at the Holder’s expense upon surrender of that stock certificate to the Company.  The Company shall replace stock certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company of satisfactory evidence that the stock certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Company.

(b)

The Company shall not be required to issue any stock certificates representing the Combined Preferred Stock one business days following the full conversion of the Combined Preferred Stock into Common Stock as provided in Section 8(c) or 8(d).  In place of the delivery of a replacement certificate following such date, the Company, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock (or evidence of book-entry record ownership of such Common Stock) pursuant to the terms of the Combined Preferred Stock formerly evidenced by the certificate.

Section 16.

No Impairment.  The Company shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Combined Preferred Stock against dilution or other impairment as provided herein.

Section 17.

Form and Transfer Restrictions.

(a)

Form.  Certificates representing the Series B and Series B-1 Preferred Stock (each a “Preferred Certificate”), shall be issued to Holders at their request.  Each Preferred Certificate shall include a reference incorporating the terms of this Certificate of Determination. In addition, the Preferred Certificates may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company).

(b)

Transfer Restriction.  The Combined Preferred Stock may only be transferred (i) to an affiliate of the initial investor or an affiliate of the Company, (ii) in a widespread public distribution, (ii) in transfers in which no transferee would receive 2% or more of the class or (iv) to a transferee that would control more than 50% of the voting securities of the Company without any transfer from the original investor.  The Series B Preferred Stock will be subject to these transfer restrictions until the first to occur of a Shareholder Approval Date or a Shareholder Disapproval Date.  The Series B-1 Preferred Stock will be subject to these transfer restrictions until a Full Conversion Date.

Section 18.

Miscellaneous.

(a)

All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Determination) with postage prepaid, addressed: (i) if to the Company, to its office at 55 Almaden Boulevard, Suite 200, San Jose, California, Attention: Chief Financial Officer, or (ii) if to a Holder, to the address or facsimile number appearing on the Company’s shareholder records or such other address or facsimile number as such Holder may provide to the Company in accordance with this Section 18.

(b)

The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Combined Preferred Stock or shares of Common Stock or other securities issued on account of Combined Preferred Stock pursuant hereto or certificates representing such shares or securities.  The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock, Series B-1 Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Combined Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

17

4.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:	December 12, 2008	/s/ Daniel P. Myers
		Name:	Daniel P. Myers
		Its:	Chief Executive Officer and President

Date:	December 12, 2008	/s/ Thomas A. Sa
		Name:	Thomas A. Sa
		Its:	Chief Financial Officer and Executive Vice President

18

Silicon Valley Capital Club
50 N. San Fernando Street, San Jose

Directions

From 101 North

Take 101 South to Guadalupe Parkway (87). Take Guadalupe Parkway to the Park Ave. Exit. Make a left toward downtown San Jose. Make a left on Almaden Blvd., and a right on San Fernando St. Cross Market St. and the parking garage is the first driveway on the right.

From 280/680 in either direction

Exit Guadalupe Parkway North (87). Take the Santa Clara St. Exit. Make a right onto Santa Clara St. Make a right on Market, and a left onto San Fernando. The parking garage is the first driveway on the right.

From 880/17 in either direction

Take the Coleman Ave. Exit. Make a left onto Coleman from either direction. Coleman Ave. becomes Market St. Make a left on San Fernando. The parking garage will be the first driveway on the right.

From 101 South

Take 101 North to 280 toward downtown San Jose. Exit Guadalupe Parkway (87) North. Take the Santa Clara St. Exit and make a right onto Santa Clara St. Make a right on Market and a left on San Fernando. The parking garage is the first driveway on the right.

N Almaden Blvd.
E Santa Clara St.
N Market St.
N River St.
Post St.
S 1st St.
87
W San Fernando St.
W Santa Clara St.
PARKING
S Almaden Blvd.
Park Ave.
S. Autumn St.
Silicon Valley Capital Club
50 N. San Fernando Street
San Jose, CA 95113

55 ALMADEN BLVD.
SUITE                    200
SAN JOSE, CA 95113

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote "For" the following.
1.	Election of Directors

	01)	Richard M. Brenner	06)	Allan C. Kramer, M.D.
	02)	Lawrence Owen Brown	07)	Robert P. Latta
	03)	David V. Campbell	08)	Daniel P. Myers
	04)	Robert P. Gionfriddo	09)	Thomas M. Quigg
	05)	Howard Gould	10)	Barry A. Turkus

For All ☐	Withhold All ☐	For All Except ☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

_____________________________________________________________

The Board of Directors recommends that you vote "For" the following Proposal(s).		For	Against	Abstain

2.
To approve the conversion and voting features of the Company's Series B and B-1 preferred stock issued to Carpenter Community BancFund, L.P., Carpenter Community BancFund-A, L.P. and Carpenter Community BancFund-CA, L.P
		☐	☐	☐

3.	To approve an amendment of the Company's bylaws to increase the minimum number of directors from six to seven and to increase the maximum number of directors from 11 to 13.	☐	☐	☐

4.	To approve an advisory proposal on the compensation of the Company's executives.	☐	☐	☐

5.	To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for the Company's 2009 fiscal year.	☐	☐	☐

Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

MATERIALS	ELECTION

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		☐	Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

BRIDGE CAPITAL HOLDINGS

PROXY FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2009

     The undersigned holder of common stock of Bridge Capital Holdings acknowledges receipt of a copy of the Notice of 2009 Annual Meeting of Shareholders of Bridge Capital Holdings and the accompanying Proxy Statement dated April 3, 2009, and revoking any Proxy heretofore given, hereby constitutes and appoints Allan C. Kramer, M.D., and Thomas M. Quigg, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Bridge Capital Holdings standing in the name of the undersigned which the undersigned could vote if personally present and acting at the 2009 Annual Meeting of Shareholders of Bridge Capital Holdings to be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California on May 21, 2009 at 3:00 p.m. or at any adjournments thereof, upon the items listed on the reverse side as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. Any proxy previously given for such meeting is revoked. If no instruction is given, the proxy holders will vote the shares represented by their proxy "FOR ALL" of the listed nominees for directors and "FOR" each of the other listed proposals.

Continued and to be signed on reverse side